                                 $125,000,000.00

                           SECOND AMENDED AND RESTATED
                           SYNDICATED CREDIT AGREEMENT

                                   dated as of

                                December 19, 2001

                                      among

                 WINSTON HOTELS, INC., WINN LIMITED PARTNERSHIP,

                            THE BANKS LISTED HEREIN,

                                       and

                              WACHOVIA BANK, N.A.,
                                    as Agent

                                TABLE OF CONTENTS

SECOND AMENDED AND RESTATED CREDIT AGREEMENT..................................................................1

ARTICLE I.....................................................................................................1

     DEFINITIONS..............................................................................................1
     SECTION 1.01.  Definitions...............................................................................1
     SECTION 1.02.  Accounting Terms and Determinations......................................................22
     SECTION 1.03.  Use of Defined Terms.....................................................................22
     SECTION 1.04.  Terminology..............................................................................22
     SECTION 1.05.  References...............................................................................22
     SECTION 1.06.  "Borrower" References; Joint and Several Obligations; Notice.............................22

ARTICLE II...................................................................................................23

     REVOLVING CREDIT FACILITY...............................................................................23
     SECTION 2.01.  Commitments to Make Loans; Maximum Advance; Borrowing Base Value.........................23
     SECTION 2.02.  Method of Borrowing......................................................................25
     SECTION 2.03.  Restrictions on Use of Loan Proceeds Generally...........................................27
     SECTION 2.04.  Notes....................................................................................29
     SECTION 2.05.  Termination Date, Repayment of Loans.....................................................29
     SECTION 2.06.  Interest Rates...........................................................................29
     SECTION 2.07.  Fees.....................................................................................31
     SECTION 2.08.  Mandatory Termination of Commitments.....................................................32
     SECTION 2.09.  Optional and Mandatory Prepayments.......................................................32
     SECTION 2.10.  Mandatory Prepayments....................................................................32
     SECTION 2.11.  General Provisions as to Payments........................................................32
     SECTION 2.12.  Computation of Interest and Fees.........................................................34
     SECTION 2.13.  Facility Limit Reduction or Termination by Borrower......................................34
     SECTION 2.14.  Term Loans Secured by Hotels in Specific States..........................................34
     SECTION 2.15.  The Letter of Credit Subfacility.........................................................35

ARTICLE III..................................................................................................41

     SECURITY AND COLLATERAL FOR THE LOANS; CONDITIONS TO BORROWINGS.........................................41
     SECTION 3.01.  Typology of Hotels.......................................................................41
     SECTION 3.02.  Collateral Release Provisions............................................................44
     SECTION 3.03.  Conditions of Closing and to First Borrowing.............................................45
     SECTION 3.04.  Conditions to All Borrowings.............................................................47

ARTICLE IV...................................................................................................47

     REPRESENTATIONS AND WARRANTIES..........................................................................47
     SECTION 4.01.  Existence and Power......................................................................47
     SECTION 4.02.  Corporate, Partnership and Governmental Authorization; No Contravention..................48

     SECTION 4.03.  Binding Effect...........................................................................48
     SECTION 4.04.  Financial Information....................................................................48
     SECTION 4.05.  Litigation...............................................................................48
     SECTION 4.06.  Compliance with ERISA....................................................................49
     SECTION 4.07.  Taxes....................................................................................49
     SECTION 4.08.  Subsidiaries.............................................................................49
     SECTION 4.09.  Not an Investment Company................................................................49
     SECTION 4.10   Public Utility Holding Company Act.......................................................49
     SECTION 4.11.  Ownership of Property; Liens.............................................................49
     SECTION 4.12.  No Default...............................................................................50
     SECTION 4.13.  Full Disclosure..........................................................................50
     SECTION 4.14.  Environmental  Matters...................................................................50
     SECTION 4.15.  Compliance with Laws.....................................................................50
     SECTION 4.16.  Capital Stock............................................................................50
     SECTION 4.17.  Margin Stock.............................................................................51
     SECTION 4.18.  Insolvency...............................................................................51
     SECTION 4.19.  Americans with Disabilities Act..........................................................51
     SECTION 4.20.  Compliance with Certain Lease Provisions.................................................51
     SECTION 4.21.  Condemnation Awards......................................................................51

ARTICLE V....................................................................................................52

     AFFIRMATIVE COVENANTS...................................................................................52
     SECTION 5.01.  Information..............................................................................52
     SECTION 5.02.  Inspection of Property, Books and Records................................................54
     SECTION 5.03.  Required Room Reserves...................................................................54
     SECTION 5.04.  Maintenance of Property..................................................................54
     SECTION 5.05.  Maintenance of Existence.................................................................54
     SECTION 5.06.  Sole General Partner.....................................................................54
     SECTION 5.07.  Compliance with Laws; Payment of Taxes...................................................55
     SECTION 5.08.  Insurance................................................................................55
     SECTION 5.09.  Environmental Notices....................................................................55
     SECTION 5.10.  Environmental Reports; Environmental Release.............................................55
     SECTION 5.11.  Upstream of Cash Flow from Special Purpose Entity........................................55
     SECTION 5.12.  Special Purpose Entity to Remain a Subsidiary Consolidated with the Borrower.............56
     SECTION 5.13.  Intercompany Transactions................................................................56
     SECTION 5.14.  Notice of Exercise of Remedies Under Deeds of Trust......................................56
     SECTION 5.15.  Notice of Default of any Lease...........................................................56
     SECTION 5.16.  Guaranty by Subsidiaries.................................................................56
     SECTION 5.17.  Notice of Default under Completion Guarantees............................................56

ARTICLE VI...................................................................................................56

     NEGATIVE COVENANTS......................................................................................56
     SECTION 6.01.  Base Rent and Percentage Rent of Hotel Leases............................................57
     SECTION 6.02.  Prohibition of Secured Debt on Borrowing Base Hotels.....................................57
     SECTION 6.03.  Contingent Liabilities; Completion Guarantees............................................57

     SECTION 6.04.  Limitation on Hotels under Development...................................................58
     SECTION 6.05.  No Material Modifications to Permitted Operating Leases; Percentage
                    of Rooms Leased Under Permitted Operating Leases.........................................59
     SECTION 6.06.  Limitations on Foreign Investments and Investments in Ventures and
                    Loans to Development Parties.............................................................59
     SECTION 6.07.  Major Ground Lease Limitations...........................................................59
     SECTION 6.08.  Limitation on Dividends and Distributions................................................59
     SECTION 6.09.  Limitation on Floating Rate Debt.........................................................59
     SECTION 6.10.  Dissolution..............................................................................59
     SECTION 6.11.  Consolidations, Mergers and Sales of Assets..............................................59
     SECTION 6.12.  Use of Proceeds..........................................................................60
     SECTION 6.13.  Change in Fiscal Year or Fiscal Quarters.................................................60
     SECTION 6.14.  Environmental Matters....................................................................60
     SECTION 6.15.  Operations...............................................................................60
     SECTION 6.16.  No Modifications to Organizational Documents.............................................60

ARTICLE VII..................................................................................................60

     FINANCIAL COVENANTS.....................................................................................60
     SECTION 7.01.  Maximum Leverage Ratio...................................................................60
     SECTION 7.02.  Maximum Unsecured Debt...................................................................63
     SECTION 7.03.  Maximum Secured Debt.....................................................................63
     SECTION 7.04.  Minimum Interest Coverage................................................................63
     SECTION 7.05.  Minimum Fixed Charge Coverage............................................................63
     SECTION 7.06.  Minimum Consolidated Tangible Net Worth..................................................63

ARTICLE VIII.................................................................................................64

     DEFAULTS; REMEDIES......................................................................................64
     SECTION 8.01.  Events of Default........................................................................64
     SECTION 8.02.  Notice of Default........................................................................67

ARTICLE IX...................................................................................................67

     THE AGENT      .........................................................................................67
     SECTION 9.01.  Appointment, Powers and Immunities.......................................................67
     SECTION 9.02.  Reliance by the Agent....................................................................68
     SECTION 9.03.  Defaults.................................................................................68
     SECTION 9.04.  Rights of Agent as a Bank; Rights of Agent to Lend.......................................68
     SECTION 9.05.  Indemnification..........................................................................68
     SECTION 9.06.  Consequential Damages....................................................................69
     SECTION 9.07.  Payee of Note Treated as Owner...........................................................69
     SECTION 9.08.  Non-Reliance on Agent and Other Banks....................................................69
     SECTION 9.09.  Failure to Act...........................................................................69
     SECTION 9.10.  Resignation or Removal of the Agent......................................................69
     SECTION 9.11.  Intercreditor Agreement..................................................................70

ARTICLE X....................................................................................................70

     CHANGE IN CIRCUMSTANCES; COMPENSATION...................................................................70
     SECTION 10.01.  Basis for Determining Interest Rate Inadequate or Unfair................................70
     SECTION 10.02.  Illegality..............................................................................70
     SECTION 10.03.  Increased Cost and Reduced Return.......................................................71
     SECTION 10.04.  Base Rate Loans Substituted for Affected Euro-Dollar Loans..............................72
     SECTION 10.05.  Compensation............................................................................73

ARTICLE XI...................................................................................................73

     MISCELLANEOUS...........................................................................................73
     SECTION 11.01.  Notices.................................................................................73
     SECTION 11.02.  No Waivers..............................................................................74
     SECTION 11.03.  Expenses; Documentary Taxes; Indemnification............................................74
     SECTION 11.04.  Setoffs; Sharing of Set-Offs............................................................74
     SECTION 11.05.  Amendments and Waivers..................................................................75
     SECTION 11.06.  Margin Stock Collateral.................................................................76
     SECTION 11.07.  Successors and Assigns..................................................................76
     SECTION 11.08.  Confidentiality.........................................................................78
     SECTION 11.09.  Swap Obligations........................................................................78
     SECTION 11.10.  Representation by Banks.................................................................78
     SECTION 11.11.  Obligations Several.....................................................................78
     SECTION 11.12.  Survival of Certain Obligations.........................................................78
     SECTION 11.13.  North Carolina Law......................................................................79
     SECTION 11.14.  Severability............................................................................79
     SECTION 11.15.  Interest................................................................................79
     SECTION 11.16.  Interpretation..........................................................................79
     SECTION 11.17.  Defaulting Bank.........................................................................79
     SECTION 11.18.  Consent to Jurisdiction.................................................................79
     SECTION 11.19.  Counterparts............................................................................79

EXHIBIT A-1      Form of Bank Notes
EXHIBIT A-2      Form of Term Notes
EXHIBIT B        Form of Opinion of Counsel for the Borrower
EXHIBIT C        Form of Opinion of Special Counsel for the Agent
EXHIBIT D        Form of Closing Certificate
EXHIBIT E        Form of Assistant Secretary's Certificate
EXHIBIT F        Form of Compliance Certificate
EXHIBIT G        Form of Assignment and Acceptance
EXHIBIT H        Form of Notice of Borrowing
EXHIBIT I        Form of Borrowing Base Values Certificate
EXHIBIT J        Conduit Debt Hotels
EXHIBIT K-1      Initial Hotels
EXHIBIT K-2      Supplemental Borrowing Base Hotels
EXHIBIT L        Form of Permitted Operating Lease
EXHIBIT M        Allocated Loan Amount

                           SECOND AMENDED AND RESTATED
                           SYNDICATED CREDIT AGREEMENT

                  THIS SECOND AMENDED AND RESTATED SYNDICATED CREDIT AGREEMENT dated as of December 19, 2001, among WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership"), the BANKS listed on the signature pages hereof, and WACHOVIA BANK, N.A., as Agent.

                                    RECITALS

         1. The parties hereto previously entered into that certain Syndicated Credit Agreement, dated as of January 15, 1999 (the "Original Credit Agreement"). The parties have previously amended and restated the Original Credit Agreement by that certain Amended and Restated Syndicated Credit Agreement, dated as of April 1, 2000 (the "Restated Credit Agreement").

         2. The Borrower has requested that the Restated Credit Agreement be again amended to reduce the amount available under the credit facility, to extend the term of the Restated Credit Agreement, and to make other changes to the terms of the Restated Credit Agreement. The Banks and the Agent have agreed to such changes subject to certain conditions described herein.

         3. In lieu of executing an amendment to the Restated Credit Agreement, the parties desire to consolidate the amendments agreed upon into a Second Amended and Restated Credit Agreement and to amend and restate the Restated Credit Agreement in its entirety.

                                    AGREEMENT

         NOW, THEREFORE, the parties agree that from and after the date hereof (the "Amendment Effective Date"), the Restated Credit Agreement is amended and restated in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

         "Accessibility Laws" means all laws and regulations governing accessibility of public facilities to the handicapped, specifically including, but not limited to the physical accessibility requirements of Title III of the Americans with Disabilities Act of 1990, and the implementing regulations promulgated thereunder by the Department of Justice and the Americans with Disabilities Act Accessibility Guidelines (ADAAG) associated therewith.

         "Accommodation Period" means any calendar quarter (not exceeding two calendar quarters in total) following a Measurement Date in calendar year 2002 in which the Leverage Ratio or the Fixed Charge Coverage Ratio qualifies the Borrower for Level 4 Pricing, provided the Borrower has pledged the Supplemental Borrowing Base Hotels as additional collateral for the Loans, pursuant to
Section 3.01(d) of this Agreement.

         "Accumulated Depreciation" means the cumulative sum of all Depreciation Expense recognized on the financial statements of the Borrower and Subsidiaries in accordance with GAAP.

         "Additional Hotels" means all Hotels now owned or hereafter owned by the Borrower and any Subsidiary (specifically including Supplemental Borrowing Base Hotels), with the exclusion of (i) the Initial Hotels; (ii) the Conduit Debt Hotels owned by the Special Purpose Entity; and (iii) any Joint Venture Hotels.

         "Adjusted London Interbank Offered Rate" means a rate per annum equal to the quotient obtained (rounded upward or downward, if necessary, to the closest 1/10,000th of 1%, with 5,000/10,000th being rounded upward) by dividing
(i) the applicable London Interbank Offered Rate for such Interest Period by
(ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         "Adjusted EBITDA" means EBITDA for such period, less Required Room Reserves.

         "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

         "Agent's Letter Agreement" means that certain letter agreement, dated as of October 29, 2001, between the Borrower and the Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Agent, together with all amendments and modifications thereto and all restatements thereof.

         "Agreement" means this Second Amended and Restated Syndicated Credit Agreement, together with all amendments and supplements hereto and all restatements thereof.

         "Allocated Loan Amount" means the portion of the Loans allocated to each Borrowing Base Hotel, as set out in Exhibit M attached hereto and incorporated herein by reference.

         "Amendment Effective Date" has the meaning given to such term on page 1 of this Agreement.

         "Applicable Margin" means for any Euro-Dollar Loan the following interest spread corresponding to the Performance Pricing Level set forth below for which Borrower qualifies, such spread being expressed as a percentage, that shall be added to the Adjusted London Interbank Offered Rate for an Interest
Period:

Performance
Pricing
Level             Leverage Ratio                                        Applicable Margin
-----------       --------------                                        -----------------
                  [SEE SECTION 7.01]

Level O           Less than 40%                                                1.75%

Level 1           Equal to or Greater than 40%
                    but Less than 45%                                          2.00%

Level 2           Equal to or Greater than 45%
                    but Less than 50%                                          2.25%

Level 3           Equal to or Greater than 50%
                    but Equal to or Less than 55%                              2.50%

*Level 4          Greater than 55% but Equal to
                    or Less than 60%                                           3.00%

*Level 4 Pricing shall only be effective during any Accommodation Period (as herein defined). If the Leverage Ratio is 60% or more, or if the Leverage Ratio exceeds 55% but is less than 60% in a period other than an Accommodation Period, the Default Rate shall govern inasmuch as a violation of the Maximum Leverage Ratio has occurred.

         "Approved Franchisor" means any franchisor approved by all of the Banks from time to time. The following franchisors have been preapproved by the Banks as "Pre-Approved Franchisors": Hampton Inn; Hampton Inn & Suites; Embassy Suites; Homewood Suites; Staybridge Suites; Holiday Inn; Holiday Inn Select; Holiday Inn Express; Marriott Courtyard; Residence Inn; Fairfield Inn; Hilton Garden Inn; Comfort Inn; Comfort Suites; and Quality Suites.

         "Assignee" has the meaning set forth in Section 11.07(c).

         "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 11.07(c) in the form attached hereto as Exhibit G.

         "Assignments of Rents" means any assignments of rents, leases and profits now or hereafter executed by the Borrower for the benefit of the Agent, specifically including (but not limited to) any assignments of rents incorporated within any Deed of Trust and given with respect to the Initial Hotels, and any and all amendments and modifications thereof and all restatements thereof.

         "Authority" has the meaning set forth in Section 10.02.

         "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns. "Banks" means more than one Bank. Where approval of any matter is required to be obtained from the "Banks," approval must be obtained from all of the Banks.

         "Bank Notes" means the promissory notes of the Borrower payable to the Banks, substantially in the form of Exhibit A-1 attached hereto, evidencing the obligation of the Borrower to repay the Loans, together with all amendments, consolidations, modifications, replacements, renewals and supplements thereto. "Bank Note" means any one of such Bank Notes.

         "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and the Federal Funds Rate shall be effective on the date of each such change.

         "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate.

         "Borrower" means one or more of the Partnership and the Company, and their successors and permitted assigns.

         "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Banks pursuant to Article II or, in the case of a Swing Line Borrowing, by the Swing Line Bank only. In addition, the term "Borrowing" includes any unreimbursed draw under a Facility Letter of Credit, as set out in Section 2.15(e). A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

         "Borrowing Base Value" means the sum of the following:

                  (a) For all Non-Stabilized Borrowing Base Hotels, the Hotel Cost for all such Hotels; and

                  (b) For all Stabilized Borrowing Base Hotels, the Capitalized Value for all such Hotels.

         "Borrowing Base Value Certificate" has the meaning set forth in Section 2.01(b)(1).

         "Borrowing Base Hotel" is a Hotel as described and meeting the criteria specified in Section 3.01(c) hereof.

         "Borrowing Base Hotel Release Entitlement Event" has the meaning given in Section 3.02.

         "Capital Stock" means any nonredeemable capital stock of the Borrower or any Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

         "Capitalized Lease Obligation" means that portion of any obligation of a Person, as a lessee under a lease, which at the time would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

         "Capitalized Value" means (a) the aggregate Property Operating Income for Stabilized Borrowing Base Hotels during the most recent four Fiscal Quarters for which financial results have then been reported less the Required Room Reserves (hereinafter defined) applicable thereto for such four Fiscal Quarters, divided by (b) 11.5%.

         "Cash Equivalents" means cash on hand, deposits in financial institutions, and the market value of readily marketable securities, provided that any such amounts that are restricted in any way shall be excluded.

         "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. `9601 et seq. and its implementing regulations and amendments.

         "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

         "Change of Law" shall have the meaning set forth in Section 10.02.

         "Closing Certificate" has the meaning set forth in Section 3.03(e).

         "Closing Date" means February 1, 1999, the date on which the Original Credit Agreement was effective.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

         "Collateral Assignments of Franchise Agreements" means all collateral assignments of franchise agreements, if any, now or hereafter executed by a Lessee, and any and all amendments and modifications thereof and all restatements thereof.

         "Collateral Assignments of Management Agreements" means all collateral assignments of all or any portion of a Lessee's rights in and under any one or more Management Agreements, and any and all amendments and modifications thereof and all restatements thereof.

         "Collateral Documents" means all Deeds of Trust, all Assignments of Rents, all Security Agreements, all Collateral Assignments of Franchise Agreements, all Collateral Assignments of Management Agreements, all UCC-1 Financing Statements and any other loan documentation now or hereafter executed by the Borrower or any Subsidiary establishing the Agent's collateral rights in one or more Properties.

         "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, or (ii) as to any Bank which enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

         "Company" means Winston Hotels, Inc., and its successors and permitted assigns.

         "Completion Guaranty" means any agreement by the Borrower with or for the benefit of any Joint Venture Hotel Lender whereby the Borrower guarantees the completion of such Joint Venture Hotel and any agreement by the Borrower with or for the benefit of any Development Hotel Lender whereby the Borrower guarantees the completion of such Development Hotel. "Completion Guarantees" refer to more than one Completion Guaranty.

         "Compliance Certificate" has the meaning set forth in Section 5.01(c).

         "Conduit Debt" means that certain non-recourse loan from the Conduit Lender to the Special Purpose Entity in the original principal amount of $71,000,000, evidenced by a promissory note executed by the Special Purpose Entity, dated November 3, 1998, and payable to the Conduit Lender.

         "Conduit Lender" means CMF Capital Company LLC, its successors and assigns.

         "Conduit Debt Hotels" means all those Hotels owned by the Special Purpose Entity and serving as collateral security for the Conduit Debt. The Hotels initially pledged as collateral for the Conduit Debt are listed in Exhibit J.

         "Consolidated Liabilities" means the sum of (i) all liabilities that, in accordance with GAAP, should be classified as liabilities on a consolidated balance sheet of Borrower and its Consolidated Subsidiaries, and (ii) to the extent not included in clause (i) of this definition, the Borrower's redemption obligations with respect to all Redeemable Preferred Stock.

         "Consolidated Secured Debt" means the aggregate principal amount of all Debt of the Borrower or any Consolidated Subsidiary, outstanding as of such date, which is secured by a Lien on any asset or Capital Stock of the Borrower or any Consolidated Subsidiary, including without limitation loans secured by mortgages, stock, or partnership interests.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date (specifically including the Special Purpose Entity).

         "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, plus any deferred revenue and less any receivable resulting from implementation of Staff Accounting Bulletin 101 of the Securities Exchange Commission, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower, prepared in accordance with GAAP, of

                           (A) Any surplus resulting from any write-up of assets subsequent to June 30, 2001;

                           (B) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

                           (C) To the extent not included in (B) of this definition, any amount at which shares of capital stock of the Borrower appear as an asset on the consolidated balance sheet of the Borrower;

                           (D)      Loans or advances to stockholders,
                  directors, officers or employees; and

                           (E) To the extent not included in (B) of this definition, deferred expenses.

         "Consolidated Total Indebtedness" means at any date all of the Debt of the Borrower and its Consolidated Subsidiaries (excluding however, without duplication, Intercompany Debt), determined on a consolidated basis as of such date. For purposes hereof, any Completion Guarantees shall be considered to be Debt of the Borrower if (but only if) a monetary claim against the Borrower has been established and quantified according to GAAP, and the amount of such Debt shall be deemed to be an amount equal to such established and quantified monetary claim.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

         "Debt" of any Person means at any date, without duplication, (i) all obligations (whether recourse or non-recourse) of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument (and, in the case of the Borrower, specifically including any Facility Letters of Credit issued by the Agent pursuant to the Letter of Credit Subfacility established under Section
2.15 hereof), (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

         "Debt Service" means all interest due and payable by the Borrower or its Subsidiaries on its Debt, all dividends due and payable on Redeemable Preferred Stock, all sinking fund payments or similar payments required to be paid in connection with Redeemable Preferred Stock, and all regularly scheduled principal payments required to be paid on any Debt other than the final payment due on such Debt if such final payment is substantially greater than the periodic payments required in connection with such Debt. For purposes of calculating Debt Service, one shall exclude (without duplication) Intercompany distributions or dividends and Debt Service payable in connection with Intercompany Debt.

         "Deeds of Trust" means all deeds of trust, deeds to secure debt, mortgages or similar instruments now or hereafter executed by the Borrower to or for the benefit of the Agent in its capacity as agent to secure the indebtedness evidenced by the Notes, specifically including (but not limited to) those deeds of trust, mortgages, and deeds to secure debt given with respect to the Initial Hotels, and any and all amendments and modifications thereof and all restatements thereof.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

         "Defaulting Bank" means, at any time, any Bank that (a) has failed to make a Loan or failed to purchase a participation interest in a Swing-Line Loan or a Facility Letter of Credit as so required pursuant to the terms of this Agreement, or (b) has failed to pay to the Agent or to any other Bank an amount owed by such Bank pursuant to the terms of this Agreement (but only for so long as such amount has not been paid).

         "Default Rate" means, with respect to any Loan, a rate per annum equal to 150% of the Prime Rate.

         "Deferred Revenue" means deferred revenue of the Borrower or any Subsidiary under hotel operating leases which was recognized as Income under GAAP prior to the implementation of EITF 98-9 issued by Financial Accounting Standards Board's Emerging Issues Task Force ("EITF 98-9") and Staff Accounting Bulletin 101 issued by the Securities and Exchange Commission ("SAB 101") but is no longer recognized as such pursuant to EITF 98-9 and SAB 101.

         "Depreciation Expense" means for any period the sum of all depreciation expenses of the Borrower and its Subsidiaries for such period, as determined in accordance with GAAP.

         "Development Hotel" means any hotel owned by a Development Party with respect to which the Borrower is providing a Development Party Loan.

         "Development Hotel Lender" means any lender providing project financing for a Development Hotel.

         "Development Party" means a partnership, corporation, or a limited liability company in which the Borrower has no ownership interest but to which the Borrower has made a Development Party Loan. A Development Party must be engaged only in the development or ownership of hotels or motels or the operation of such hotels or motels. An entity may be a "Development Party" even though the Borrower has a security interest in some or all of the ownership interests in such Development Party. A Development Party remains qualified as such even though the Borrower has acquired ownership of some or all of the ownership interests in such Development Party through foreclosure of such security interests or other remedial measures with respect to such security interests.

         "Development Party Loan" means a loan provided by the Borrower, acting alone or together with one or more co-lenders, to a Development Party, such loan being (i) not less than ten percent (10%) of the total capitalization of the Development Party, and (ii) secured by a pledge of controlling ownership interests in the Development Party or by a pledge of all the ownership interests of an entity owning controlling ownership interests in the Development Party.

         "Dividends" means for any period the sum of all dividends paid or declared by the Company during such period and applicable thereto in respect of any Capital Stock and Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock or Preferred Stock) and, with respect to interests in the Partnership held by partners other than the Company, all distributions paid or declared during such period and applicable thereto in respect to partnership interests (other than distributions paid or payable in the form of additional partnership interests).

         "Dollars" or "$" means dollars in lawful currency of the United States of America.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia are authorized or required by law to close.

         "EBITDA" means, with respect to the accounts of Borrower and Subsidiaries, consolidated income in accordance with GAAP (before Minority Interests) of the Borrower and its Subsidiaries, (a) before extraordinary items, and (b) before gains or losses from the sale of assets, plus the following: (i) Deferred Revenue, (ii) Interest Expense, (iii) rents payable under Ground Leases, (iv) Depreciation Expense, (v) amortization expense and (vi) provisions for income tax.

         "Effective Date" with respect to the Borrowing Base Value has the meaning given such term in Section 2.01(c)(iv).

         "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

         "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

         "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

         "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

         "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

         "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

         "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

         "Environmental Reports" means those environmental reports which were rendered with respect to the Initial Hotels and copies of which were delivered to the Banks in connection with the Loans and any environmental reports hereafter delivered to the Banks with respect to Additional Hotels. These reports include, but are not limited to, reports concerning asbestos located in and about one or more of the Properties.

         "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

         "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the London Interbank Offered Rate.

         "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

         "Event of Default" has the meaning set forth in Section 8.01.

         "Facility Letters of Credit" means any letters of credit issued from time to time by the Agent for the benefit of a party designated by the Borrower pursuant to the terms of Section 2.15 hereof.

         "Facility Letter of Credit Obligations" means, as at the time of determination thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, including the sum of (a) the Reimbursement Obligations and (b) the aggregate undrawn face amount of the then-outstanding Facility Letters of Credit.

         "Facility Limit" shall mean $125,000,000 or such lesser sum as shall be available upon reduction in the Facility Limit, as provided in Section 2.13 herein.

         "FF&E" means furniture, fixtures and equipment now or hereafter located on one or more of the Properties of the Borrower and Subsidiaries and required for the operation of such Properties as hotels.

         "FF&E Deficiency" means the amount, if any, as of each Measurement Date, by which the cumulative amount of Required Room Reserves accrued commencing January 1, 2002, and continuing during the term of the Loan, exceeds the accrued cumulative expenditures by the Borrower for the replacement and enhancement of FF&E located within the Borrowing Base Hotels.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Wachovia on such day on such transactions as determined by the Agent.

         "Fiscal Quarter" means any fiscal quarter of the Borrower. As of the Second Amended and Restated Agreement Closing Date the Fiscal Quarters end on March 31, June 30, September 30, and December 31.

         "Fiscal Year" means any fiscal year of the Borrower. As of the Second Amended and Restated Agreement Closing Date, the Fiscal Year ends on December 31.

         "Fixed Charge Coverage Ratio" has the meaning given such term in
Section 7.05 hereof.

         "Fixed Charges" means the sum of (a) Debt Service for such period plus
(b) Ground Lease Expenses for such period.

         "Floating Rate Debt" means any Debt which bears interest at an interest rate that is subject to change more frequently than once per calendar year.

         "Franchisor" means any franchisor of a Hotel, specifically including any Pre-Approved Franchisor.

         "Franchise Agreement" means the written agreement between a Lessee and the Franchisor pursuant to which such Lessee is granted a franchise to operate a Hotel, and any and all amendments and modifications thereof and all restatements thereof.

         "Funds from Operations" means for any period net income (loss) of the Borrower and Subsidiaries, determined on a consolidated basis in accordance with GAAP plus Deferred Revenue, before Preferred Dividends and before deducting the portion of such net income (loss) allocable to Minority Interests, gains (or losses) from debt restructuring and sales of income producing Property, before depreciation, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect "Funds from Operations" consistent with the basis as presented by Borrower. It is acknowledged that the computation of "Funds from Operations" may be adjusted from time to time to be consistent with the conventions adopted by the National Association of Real Estate Investment Trusts.

         "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

         "Ground Lease" means a ground lease demising to the Borrower or any Subsidiary the land on which improvements (buildings, parking, roadways) are situated.

         "Ground Lease Expenses" means all rents and other sums required to be paid by the tenant under a Ground Lease.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. `6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance", "pollutant" or "contaminant", as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

         "Hotels" means a hotel (specifically including land, building, improvements, FF&E and all related personal property used or useful in connection with such hotel operations) owned by the Partnership, the Company, or the Special Purpose Entity. "Hotels" collectively refers to the Initial Hotels, all Additional Hotels, and all Conduit Debt Hotels, but does not include Joint Venture Hotels.

         "Hotel Cost" means for any Non-Stabilized Hotel the total investment at cost of the land, buildings, improvements and the FF&E located therein according to GAAP before Accumulated Depreciation.

         "Initial Hotels" mean those Hotels owned by the Partnership and pledged to secure the Loans, as generally described in Exhibit K-1 attached hereto and incorporated herein by reference.

         "Intercompany Debt" means Debt owing by the Company or the Partnership or any Subsidiary, on the one hand, to the Company or the Partnership or any Subsidiary, on the other hand.

         "Interest Expense" means during any period interest or similar fees and charges accrued by the Borrower and its Consolidated Subsidiaries in accordance with GAAP on all Debt constituting Consolidated Total Indebtedness other than Intercompany Debt (including the portion of any Capitalized Lease Obligation treated under GAAP as an interest component), but specifically excluding therefrom interest that is capitalized in accordance with GAAP.

         "Interest Period" means:

(1) with respect to each Euro-Dollar Borrowing other than a Swing Line Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (a) any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending one day thereafter; provided that any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day.

(3) with respect to each Swing Line Borrowing, the period commencing on the date of such Borrowing and (i), in the case of a Swing Line Borrowing that is a Euro-Dollar Borrowing, ending 7 days thereafter, or (ii) in the case of a Base Rate Borrowing, ending one day thereafter, provided that:

                  (a) in the case of a Swing Line Borrowing that is a Base Rate Borrowing, any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day;

                  (b) in the case of a Swing Line Borrowing that is a Euro-Dollar Loan, any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

         "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise (in either case, whether direct or indirect).

         "Joint Venture" means any undertaking and agreement between (i) the Company or the Partnership or both or any Consolidated Subsidiary of either and
(ii) any other entity or entities (collectively, the "Other Venturer") [(i) and
(ii) being collectively referred to as "Joint Venturers"] for the construction, development and ownership of any Joint Venture Hotel or for the rehabilitation, renovation and ownership of any Joint Venture Hotel. For purposes hereof, a "Joint Venture" can be a partnership, a corporation, or a limited liability company in which the Joint Venturers have an ownership interest and specifically includes any fund or series of funds in which the Company, the Partnership, or any Consolidated Subsidiary participates for such purpose.

         "Joint Venture Hotel" means any Hotel owned directly or indirectly by a Joint Venture.

         "Joint Venture Hotel Lender" means any lender providing project financing for a Joint Venture Hotel.

         "Lease" or "Leases" means any and all lease agreements now or hereafter executed between the Borrower or a Subsidiary and any Lessee and any and all amendments and modifications thereof and any replacements thereof, pursuant to which such Lessee operates one or more of the Hotels.

         "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Agent.

         "Lessee" means any party operating a Hotel pursuant to a Lease.

         "Leverage Ratio" means the ratio of Consolidated Total Indebtedness to Total Value. [SEE SECTION 7.01. THE LEVERAGE RATIO SHALL BE CALCULATED USING THE GREATER OF METHOD A AND METHOD B AS SET OUT IN SECTION 7.01 HEREOF.]

         "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, ground lease, capital lease or other title retention agreement relating to such asset.

         "Loan" means any loan made by any Bank to the Borrower and any unreimbursed draws under any Facility Letter of Credit pursuant to the provisions hereof, and "Loans" means any of all such loans and unreimbursed draws, as the context shall require.

         "Loan Documents" means this Agreement, the Notes, all Deeds of Trust, all Assignments of Rents, all Security Agreements, all Collateral Assignments of Franchise Agreements, all Collateral Assignments of Management Agreements, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended, supplemented or restated from time to time.

         "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rate appears on the display designated as Page "3750" of the Telerate Service in the case of the One-Month LIBOR Option, the Two-Month LIBOR Option, the Three-Month LIBOR Option or the Six-

Month LIBOR Option and "Page 3875" of the Telerate Service in the case of the Seven-Day LIBOR Option or, in the case of any LIBOR Option, such other page as may replace such page of that service or such other service or services as may be designated by the British Bankers' Association for the purpose of displaying the London Interbank Offered Rates for United States dollar deposits (the "Telerate Service") determined as of 11:00 a.m. London time, as that rate is set two (2) Euro-Dollar Business Days prior to the first day of the Interest Period, provided that (i) if more than one such offered rate appears on the applicable Telerate Service, the "London Interbank Offered Rate" will be the arithmetic average (rounded upward or downward, if necessary, to the closest 1/10,000th of 1%, with 5,000/10,000th being rounded upward) of such offered rates; and (ii) if no such offered rates appear on such page, or if there is no such service designated by the British Bankers' Association, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward or downward, if necessary, to the closest 1/10,000th of 1%, with 5,000/10,000th being rounded upward) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 a.m., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

         "Major Ground Lease" means a ground lease demising to the Borrower or any Subsidiary all of the land on which a Hotel is situated or any portion of such land which the Agent, in its reasonable judgment, deems necessary for the operation of the Hotel, or which, without the benefit of such ground lease, would materially impair the marketability of the Hotel in the reasonable judgment of the Agent.

         "Manager" means any manager of a Hotel.

         "Management Agreement" means the written agreement between a Lessee and a Manager pursuant to which a Manager undertakes the management of a Hotel, and any and all amendments and modifications thereof and all restatements thereof.

         "Margin Stock" means "margin stock" as defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Banks under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

         "Maximum Advance" has the meaning set forth in Section 2.01(b).

         "Measurement Date" shall mean December 31, 1998, and each March 31, June 30, September 30 and December 31 thereafter.

         "Minority Interests" shall mean the partnership interests in the Partnership held by limited partners other than the Company.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

         "Non-Stabilized Borrowing Base Hotel" means a Borrowing Base Hotel that does not constitute a Stabilized Borrowing Base Hotel.

         "Non-Stabilized Hotel" means a Hotel that does not constitute a Stabilized Hotel.

         "Notes" means collectively the Term Notes and the Bank Notes. "Note" means any one of such Notes.

         "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

         "Officer's Certificate" has the meaning set forth in Section 3.03(f).

         "Participant" has the meaning set forth in Section 11.07(b).

         "Partnership" means WINN Limited Partnership, a North Carolina limited partnership, its successors and permitted assigns.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Performance Pricing Determination Date" means the first date immediately following a Measurement Date (that is, January 1, April 1, July 1, and October 1).

         "Permitted Operating Lease" means any Lease with respect to a Hotel owned by Borrower or a Subsidiary, such Lease being between such Borrower or Subsidiary, as lessor, and either of Capstar Winston Company, L.L.C., Capstar Management Company, L.P., Capstar Hotel Company or another entity directly or indirectly owned wholly by MeriStar Hospitality Corporation (herein a "Capstar Entity"), as lessee, or such other entity approved by the Required Banks and provided further that the obligations of any Capstar Entity are guaranteed by MeriStar Hospitality Corporation and further provided that each such Lease shall conform to any one or more of the following requirements:

                  (a)      Such Lease is a lease with respect an Initial Hotel;

                  (b)      Such Lease is with respect to a Conduit Debt Hotel;

                  (c) If such Lease is a lease with respect to any Additional Hotel that is or becomes a Borrowing Base Hotel, such Lease shall be in substantially the same form as evidenced by the Form of Permitted Operating Lease shown in Exhibit L, provided, however, that the terms affecting the payments thereunder shall be acceptable to all of the Banks;

                  (d) If such Lease is with respect to any Hotel that is not a Borrowing Base Hotel or a Conduit Debt Hotel, such lease shall be in substantially the form shown in Exhibit L;

                  (e) If such Lease described in paragraph (d) above is not with a Capstar Entity, such lease shall be in substantially the form shown in Exhibit L or shall be approved by the Required Banks.

         The Banks have approved the existing lease with Secaucus Holding Corp. with respect to Hotel #19 located in Secaucus, New Jersey, and have also approved the existing lease with Bristol Hotel Tenant Company for Hotel #27 located in Las Vegas, Nevada. Such approval for these particular hotels does not constitute approval of the forms of lease applicable to these Hotels for other hotel properties.

         "Person" means an individual, a corporation, a partnership (including without limitation, a joint venture), a limited liability company, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

         "Prior Indebtedness" means outstanding indebtedness evidenced by the Restated Credit Agreement dated as of April 1, 2001, in the principal amount of $140,000,000 among the Borrower, Wachovia, as agent, and the banks listed therein.

         "Prime Rate" refers to that interest rate so denominated and set by the Agent from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by the Agent. The Agent lends at interest rates above and below the Prime Rate.

         "Property" or "Properties" means any and all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

         "Property Operating Income" means with respect to any Hotel, for any period, Borrower's rental revenue derived under a Lease and accrued according to GAAP plus Deferred Revenue for such Hotel for such period, (i) less all expenses incurred by the Borrower and not reimbursed by tenants that are directly related to such Hotel, including real estate taxes, common area maintenance charges, casualty insurance, liability insurance, and ground lease payments (where applicable), (ii) less $10,000 per Hotel to cover general and administrative expenses for the Borrower and its Subsidiaries for all Hotels owned by the Borrower and its Subsidiaries, and (iii) plus, to the extent included in (i) above, Depreciation Expense, and amortization expense and Interest Expense with respect to such Hotel for such period. If such period is less than a year, such expenses shall be adjusted by straight lining various expenses which are payable less frequently than monthly during every such period (e.g. real estate taxes, ground lease payments and insurance premiums).

         "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

         "Reimbursement Obligations" means at any time the aggregate of the obligations of the Borrower to the Banks and the Agent in respect of all unreimbursed payments or disbursements made by the Banks and the Agent under or in respect of the Facility Letters of Credit.

         "Related Parties" shall mean, collectively, (a) the Company, (b) the Partnership, (c) all Subsidiaries of the Borrower, (d) all non-consolidated ventures in which the Borrower and/or any Consolidated Subsidiaries own at least 20% of the equity interests and over which the Borrower and/or any Consolidated Subsidiaries have control, and (e) all non-consolidated ventures in which the Borrower and/or any Consolidated Subsidiaries own at least 50% of the equity interests.

         "Rents" means, for any period, the revenue accrued according to GAAP pursuant to the "annual base rent" and the Deferred Revenue to be received according to the "annual percentage rent formula" schedule of the Lease for any Hotel.

         "Required Banks" means at any time Banks (exclusive of Defaulting Banks) having at least 66 2/3% of the aggregate amount of the Commitments (exclusive of Commitments of Defaulting Banks) or, if the Commitments are no longer in effect, Banks (exclusive of Defaulting Banks) holding at least 66 2/3% of the aggregate outstanding principal amount of the Notes (exclusive of Notes payable to Defaulting Banks).

         "Required Room Reserves" means, for any period, a sum equal to the greater of (a) 5% of gross room revenues of the Hotels or (b) the amount required to be "set aside" for replacement of FF&E for Hotels under the Leases for such Hotels.

         "Second Amended and Restated Agreement Closing Date" means December 31, 2001.

         "Security Agreements" mean all security agreements now or hereafter executed by the Borrower, specifically including but not limited to those security agreements given incorporated within the Deed of Trust which have been given with respect to the Initial Hotels, and any and all amendments and modifications thereof and all restatements thereof.

         "Senior Revolving Debt" means the principal amount outstanding under the Loans.

         "Special Purpose Entity" means Winston SPE, LLC, a Virginia limited liability company, a wholly owned subsidiary of the Borrower.

         "Stabilized Borrowing Base Hotel" means, as of each Measurement Date, a Borrowing Base Hotel that has been owned by the Borrower and continuously operated by the Borrower or its Lessee for eight or more full Fiscal Quarters.

         "Stabilized Hotel" means, as of each Measurement Date, a Hotel that has been owned by the Borrower and continuously operated by the Borrower or its Lessee for eight or more full Fiscal Quarters.

         "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances,
(C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

         "Subordination Agreements" mean collectively those agreements pursuant to which a Lease is subordinated to the lien of a Deed of Trust given with respect to such Hotel.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

         "Substitute Hotels" has the meaning given such term in Section 3.02(a)(i).

         "Supermajority of Banks" means at any time Banks (exclusive of Defaulting Banks) having at least 80% of the aggregate amount of the Commitments (exclusive of the Commitments of Defaulting Banks) or, if the Commitments are no longer in effect, Banks (exclusive of Defaulting Banks) holding at least 80% of the aggregate outstanding principal amount of the Notes (exclusive of Notes payable to Defaulting Banks).

         "Supplemental Borrowing Base Hotels" means those Hotels owned by the Partnership and described on Exhibit K-2 attached hereto and incorporated herein by reference.

         "Swing Line Bank" shall mean Wachovia, in its capacity as one of the Banks providing a Commitment hereunder.

         "Swing Line Borrowing" is a borrowing pursuant to the Swing Line established under Section 2.03(a).

         "Swing Line Loan" means a loan constituting a borrowing under the Swing Line established under Section 2.03(a).

         "Syndicated Borrowing" means a Borrowing with respect to a Loan or Loans (as the case may be) other than Swing Line Loans made pursuant to this Credit Agreement.

         "Taxes" has the meaning set forth in Section 2.11(c).

         "Term Notes" mean the promissory notes of the Borrower payable to the Agent for the benefit of the Banks, substantially in the form of Exhibit A-2 attached hereto, evidencing the obligation of the Borrower to repay a designated portion of the Loans, together with all amendments, consolidations, modifications, replacements, renewals and supplements thereto. "Term Note" means any one of such Term Notes.

         "Termination Date" means December 31, 2004.

         "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

         "Total Cost" means as of each Measurement Date, the sum of (a) the book value according to GAAP of all Hotels then owned by the Borrower and its Subsidiaries (including the Capitalized Value of any Major Ground Lease of such Properties) plus (b) all Accumulated Depreciation on such Hotels reflected on the Borrower's financial statements.

         "Total Value" means as of each Measurement Date, the sum of (a) all Cash Equivalents then held by the Borrower and its Consolidated Subsidiaries plus (b) for Stabilized Hotels, their aggregate Capitalized Value, plus (c) for Non-Stabilized Hotels, their aggregate Hotel Cost, plus (d) the aggregate amount of investments in, loans and advances of the Borrower and its Consolidated Subsidiaries in and to Joint Ventures or Development Parties as reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries, according to GAAP (net of any amounts owed by the Borrower to such Joint Ventures or Development Parties), plus (e) [but without duplication of amounts set out in
(c)] the amount of the Borrower's unfunded capital contribution obligation or obligation to make credit available to a Joint Venture or a Development Party that is equal to the undrawn balance of any outstanding Facility Letters of Credit issued for the purpose of guaranteeing the Borrower's capital contribution to such Joint Venture or Development Party.

         "Transferee" has the meaning set forth in Section 11.07(d).

         "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Loans and less the aggregate amount of such Bank's proportionate share of any outstanding Facility Letters of Credit.

         "Unutilized Commitment Fee Payment Date" means each January 10, April 10, July 10, and October 10.

         "Unutilized Commitment Fees" shall have the meaning set forth in
Section 2.07(b).

         "Venture Value" has the meaning given to such term in Section 7.01.

         "Venture Indebtedness" has the meaning given to such term in Section 7.01.

         "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

         "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower delivered to the Banks, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

         Notwithstanding the foregoing, all accounting determinations (specifically including the Financial Covenants in Article VIII) and all financial statements required to be delivered with respect to the "Borrower and its Consolidated Subsidiaries" or with respect to the "Company and its Consolidated Subsidiaries" shall include the operations of the Company, the Partnership, the Special Purpose Entity and any Consolidated Subsidiary of any of the foregoing.

         SECTION 1.03. Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

         SECTION 1.04. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 1.05. References. Unless otherwise indicated, references in this Agreement to "Articles," "Exhibits," "Schedules," and "Sections" are references to articles, exhibits, schedules and sections hereof.

         SECTION 1.06. "Borrower" References; Joint and Several Obligations; Notice. Where this Agreement imposes obligations upon the "Borrower," such reference shall mean that both the Partnership and the Company shall be jointly and severally obligated for the payment and performance of the obligations. Where any notice is required hereunder to be given to or by the "Borrower," any notice given by the Company (and any signature of a Company representative on behalf of the Company) shall be deemed to have been given on the Company's own behalf and as general partner of the Partnership, even though not specifically delineated in such notice.

                                   ARTICLE II

                            REVOLVING CREDIT FACILITY

         SECTION 2.01. Commitments to Make Loans; Maximum Advance; Borrowing Base Value.

         (a)      Generally. Upon the satisfaction of each of the conditions of
Article III, the Banks shall extend a line of credit to the Borrower under which the Banks will, ratably in accordance with their respective Commitments, subject to the conditions of Article III and all other terms and conditions of this Agreement, from time to time at the Borrower's request, make Loans to the Borrower in amounts not to exceed either the Facility Limit or the Maximum Advance, which may be borrowed, repaid (subject to the provisions of Section 2.09) and reborrowed (subject to the limitations set out herein, specifically including, but not limited to, Section 2.14 hereof), from time to time, in minimum principal amounts as set forth herein, in one or more borrowings prior to the Termination Date.

         Each Syndicated Borrowing shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $100,000 (except that any such Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Each Swing Line Borrowing, however, shall be in an aggregate principal amount of $100,000 or any larger multiple of $100,000, except that any such Swing Line Borrowing may be in the aggregate amount of the unused portion of the Swing Line.

         (b) Maximum Advance. The maximum amount of credit available to be drawn upon from time to time under this Agreement, determined as of each Measurement Date and being effective as set out in Section 2.01(c), but in no event to exceed the Facility Limit (the "Maximum Advance"), is the product of
(a) 55% and (b) the sum of (i) Total Cost of each Non-Stabilized Borrowing Base Hotel, and (ii) the Capitalized Value of each Stabilized Borrowing Base Hotel less (iii) the FF&E Deficiency.

         (c) Borrowing Base Value. The Borrowing Base Value shall be calculated from time to time in accordance with the following procedure:

                  (i) Borrowing Base Value Certificate. Simultaneously with the submission of the financial statements required in Section 5.01 of this Agreement, the Borrower shall provide to the Agent and to each Bank a certification, signed by the chief financial officer of the Borrower, providing its calculation of the Borrowing Base Value, such certification to be in a form set out in Exhibit I and otherwise in form satisfactory to the Agent and the Required Banks (the "Borrowing Base Value Certificate"). The Borrower in the Borrowing Base Value Certificate shall certify as to which Borrowing Base Hotels constitute Non-Stabilized Borrowing Base Hotels and which Borrowing Base Hotels constitute Stabilized Borrowing Base Hotels and shall certify as to the amount of the FF&E Deficiency for all such Borrowing Base Hotels in the aggregate.

                  (ii) Property-Level Information. The Borrower shall provide to the Agent and to each Bank, together with the quarterly financial statements required by
                           Section 5.01 of this Agreement, a financial statement with respect to the operations of the Borrowing Base Hotels during the preceding four Fiscal Quarters ending as of the Measurement Date. Such financial statements shall be delivered no later than 55 days after each Measurement Date. Such financial statements shall be in form and detail satisfactory to the Required Banks with respect to each Borrowing Base Hotel individually and with respect to all Borrowing Base Hotels in the aggregate for each Lessee.

                  (iii) Review; Agent's Determination. The Agent shall be entitled to review such information and to request such additional information as it or any of the Banks deems necessary to verify and assess such calculations. Within twenty-five (25) days of receipt of the certified Borrowing Base Value Certificate, the Agent shall notify the Borrower (x) whether it has not accepted the Borrower's Borrowing Base Value Certificate determinations, and (y) if not, the Agent's computation of the Borrowing Base Value. The Agent's determination of the Borrowing Base Value shall be conclusive, absent manifest error.

                  (iv) Effective Date. Except in the case of a release of or revocation of status of a Borrowing Base Hotel or Borrowing Base Hotels, such Borrowing Base Value and the Maximum Advance determined thereby shall be effective as of the first day of the next Fiscal Quarter commencing after such determination (the "Effective Date"). [For example, for the Fiscal Quarter ending March 31, the Borrower would supply financial statements and the Borrowing Base Value Certificate on or before May 25; the Agent would review and respond to the Borrowing Base Value Certificate (and establish the Borrowing Base) on or before June 20, with such computations to be effective on July 1, the first day of the next Fiscal Quarter.]

                  (v) Releases; Additions. Prior to the time that a Borrowing Base Hotel is released or added, the Borrower shall supply to the Agent and each of the Banks a pro forma Borrowing Base Value Certificate giving effect to the release or addition of any Borrowing Base Hotel. In the case of a reduction in the Maximum Advance, such reduction shall be effective immediately subject to review and adjustment by the Agent as described in (iii) above. In the case of an increase in the Maximum Advance, such an increase shall be effective only following review and approval of the Borrowing Base Value Certificate by the Agent as set out above.

         (d) Required Paydown Due to a Reduction in the Maximum Advance. If, upon a reduction in the Maximum Advance as a result of a reduction in the Borrowing Base Value, the outstanding principal balance of the Loans exceeds the permitted Maximum Advance available as of the first day of the next Fiscal Quarter, then on or before such date the Borrower shall pay down the principal balance to that amount available under the new Maximum Advance. In addition, the Borrower at any time (but subject to the limitations for approval set out in Section

3.01(c) entitled Borrowing Base Hotels) may request the Banks to approve one or more additional hotels as Borrowing Base Hotels. If, after reviewing the information to which they are entitled to review in connection with their determination of Borrowing Base Hotels, all of the Banks consent to such addition or additions, the Borrower shall provide a replacement Borrowing Base Value Certificate that includes such additional Borrowing Base Hotels. The recomputed Maximum Advance shall be effective as of the date on which the Agent establishes the recomputed Maximum Advance.

         (e) Title Insurance Amounts Subject to Increases Upon Increases in Maximum Advance. As of the Closing Date, the Borrower has obtained title insurance policies aggregating more than $140,000,000.00. In connection with the reduction in the credit facility as of the Second Amended and Restated Closing Date, the amount of title insurance for certain Borrowing Base Hotels has been reduced. The Borrower shall obtain additional title coverage such that, at all times, the amount of title coverage, if requested by the Required Banks, shall be at least $5 million greater than the Maximum Advance (the "Title Coverage Spread"). Amounts of title insurance coverage provided for Additional Hotels that become Borrowing Base Hotels shall be included for purposes of determining whether this requirement has been satisfied. The Required Banks may require a greater Title Coverage Spread if a "Tie In Endorsement" cannot be issued in any jurisdiction other than Texas and Florida.

         SECTION 2.02. Method of Borrowing.

         (a) The Borrower shall give the Agent notice in the form attached hereto as Exhibit H (a "Notice of Borrowing") prior to 11:00 A.M. (Atlanta, Georgia time) on the date of each Base Rate Borrowing, and at least three Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                  (ii)     the aggregate amount of such Borrowing,

                  (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans, or Euro-Dollar Loans, and whether any portion of such Loans comprising such Borrowing are to be Swing Line Loans,

                  (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

                  (v) such other information as is required to be provided in the Notice of Borrowing.

         (b) Upon receipt of a Notice of Borrowing for a Syndicated Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

         (c) Not later than 11:00 A.M. (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in subsection
(d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in or specified pursuant to Section
11.01. Unless the Agent determines that any applicable condition specified in
Article III has not been satisfied, the Agent will make the funds that the Agent has so received from the Banks available to the Borrower.

         Unless the Agent receives notice from a Bank, at the Agent's address referred to in Section 11.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Loan in connection with such Syndicated Borrowing, the Agent shall be entitled to assume that such Bank will make a Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower which provided the Notice of Borrowing for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower which provided the Notice of Borrowing and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank, and (ii) until such Bank has paid its ratable share of such Loan, together with interest pursuant to the foregoing, it shall have no interest in or rights with respect to such Loan for any purpose hereunder.

         (d) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.11, as the case may be.

         (e) Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived in writing.

         (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans.

         If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Syndicated Borrowing, and the Borrower does not repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such Syndicated Borrowing shall be Base Rate Loans.

         (g) Notwithstanding anything to the contrary contained herein, (i) there shall not be more than five different Euro-Dollar Borrowings (each request for a Borrowing being treated as a single Borrowing, even though more than one Bank may provide funds for such Borrowing) outstanding at the same time and (ii) the proceeds of any Base Rate Borrowing shall be applied first to repay the unpaid principal amount of all Base Rate Loans (if any) outstanding immediately before such Base Rate Borrowing.

         SECTION 2.03. Restrictions on Use of Loan Proceeds Generally.

         (a) Swing Line. The Commitment of Wachovia, as a Bank, includes a Swing Line available to the Borrower. Swing Line Loans may be used for any of the purposes for which the Loans may be utilized.

                  (i) The Borrower may prior to the Termination Date, borrow Swing Line Loans from the Swing Line Bank and may repay and reborrow such Swing Line Loans, in an aggregate principal amount at any one time outstanding not exceeding $15,000,000, provided that the aggregate principal amount of all Loans (including Swing Line Loans) at any one time outstanding shall not exceed the lesser of (i) the aggregate amount of the Commitments of all of the Banks at such time; or (ii) the Maximum Advance.

                  (ii) When the Borrower wishes to request a Swing Line Loan, it shall give the Agent notice of such a borrowing (a "Swing Line Loan Request") on the Notice of Borrowing hereunder described, so as to be received by 11:00 A.M. on the day of the Borrowing.

                  (iii) The Swing Line Bank shall make the amount of such Swing Line Loan available to the Borrower on such date by depositing the proceeds of such Swing Line Loan in immediately available funds in an account of such Borrower maintained with the Swing Line Bank.

                  (iv) Swing Line Loans shall be considered a utilization of the Commitment of the Swing Line Bank under this Agreement for purposes of calculating the Unutilized Commitment Fee.

                  (v) At any time, upon the request of the Swing Line Bank, each Bank other than the Swing Line Bank shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Line

                           Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Line Loans. On such third Domestic Business Day, each Bank will immediately transfer to the Swing Line Bank, in immediately available funds, the amount of its participation. Whenever, at any time after the Swing Line Bank has received from any such Bank its participating interest in a Swing Line Loan, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Agent is required to be returned, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (v) any set-off, counterclaim, recoupment, defense, or other right which such Bank or any other Person may have against the Swing Line Bank requesting such purchase or any other Person for any reason whatsoever; (w) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (x) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (y) any breach of this Agreement by the Borrower or any other Bank; or
                           (z) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         (b) Use Restrictions for Loans Generally. Proceeds of the Loans may be used only for the following purposes: (i) development or acquisition by the Borrower or Subsidiaries (specifically including investments by the Borrower and its Subsidiaries in joint ventures or partnerships, subject to the limitations in Section 6.06) of premium "limited service" hotels, premium "extended stay" hotels, premium "all-suite" hotels, and premium "full service" hotels; (ii) development, expansion and renovation of any of the Properties then owned by the Borrower; and (iii) other general corporate and working capital needs of the Borrower and its Subsidiaries, specifically including day-to-day operations, payment of debt, the making of Development Loans, payment of dividends and distributions, and repayment of the Swing Line.

         (c) Restriction on Use of Proceeds to Purchase Company Stock or Partnership Interests. The Borrower shall not use proceeds of the Loans (directly or indirectly) to acquire shares of the Capital Stock of the Company or the partnership interests in the Partnership. Notwithstanding the foregoing, the Borrower shall be permitted to use the proceeds from the issuance of equity securities or the sale of its assets (other than such assets comprising Borrowing Base Hotels) to acquire Capital Stock of the Company or partnership interests in the Partnership provided that, after giving effect to any such purchases, the Borrower shall be in compliance with the terms of this Agreement. The cumulative amount of such shares or interests repurchased shall not exceed the proceeds of equity issuance which occur on or after January 1, 2002, and which are approved by the Required Banks. Borrower shall provide to the Banks an accounting of the issuance of equity and repurchase of its shares or partnership interests after each Fiscal Quarter simultaneously with the financial information supplied by the Borrower pursuant to Section 5.01.

         SECTION 2.04. Notes.

         (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment. A portion of the Loans shall also be evidenced by Term Notes payable to the Agent for the pro rata benefit of the Banks.

         (b) Upon receipt of each Bank's Note pursuant to Section 3.03, the Agent shall deliver such Note to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and whether, in the case of such Bank's Note, such Loan is a Base Rate Loan or Euro Dollar Loan, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Note; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under its Note or the ability of any Bank to assign its Note. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

         SECTION 2.05. Termination Date, Repayment of Loans.

         (a) As provided in Section 2.01(a) of this Agreement, but subject to the limitations of Section 2.14 hereof, the Borrower is entitled to borrow, repay and reborrow Loans at any time before the Termination Date.

         (b) Each Loan included in any Borrowing other than a Loan evidenced by a Term Note shall mature and the principal amount thereof shall be due and payable on the first to occur of (1) the Termination Date, or (2), except where principal is repaid through a rollover borrowing as described in
Section 2.02(d) of this Agreement, the last day of the Interest Period applicable to such Borrowing. As provided in Section 2.02(d) in this Agreement, a new Borrowing sufficient to repay the principal of such Loans shall be deemed to have been made where the Borrower does not repay such otherwise maturing Loans. Notwithstanding anything herein to the contrary, each Loan evidenced by a Term Note shall mature and the principal amount thereof shall be due and payable on the Termination Date (and not the last day of the Interest Period for such Loan). As provided in Section 8.01, the Banks may accelerate the maturity date of each Loan prior to the Termination Date upon the occurrence of an Event of Default.

         SECTION 2.06. Interest Rates.

         (a) Interest Rate Options Generally. Subject to the provisions hereof, the Borrower may elect one or more of the following Interest Rate
Options:

                  (i)      One-Month LIBOR Option.

                  (ii)     Two-Month LIBOR Option.

                  (iii)    Three-Month LIBOR Option.

                  (iv)     Six-Month LIBOR Option.

                  (v)      Base Rate Option.

                  (vi) Seven-Day LIBOR Option [available for Swing Line Borrowings only].

         Of the foregoing, the Borrower may select (i) through (v) for Syndicated Borrowings, and the Borrower may select either (v) or (vi) for Swing Line Borrowings. All Swing Line Borrowings outstanding at any one time must be in the same interest rate option.

         (b) Base Rate Loan Interest Rate. Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it is repaid, at a rate per annum equal to the Base Rate for each day. Such interest shall be payable on the last day of each calendar month. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         (c) Euro-Dollar Loan Interest Rate. Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Interest on each Euro-Dollar Loan shall be payable for each Interest Period on the last day thereof, but in no event greater than three months. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         (d) Agent's Determination of Applicable Margin. The Applicable Margin shall be determined by the Agent as of each Performance Pricing Determination Date, shall be retroactive to such Performance Pricing Determination Date, and shall remain effective until the next Performance Pricing Determination Date. On the date that the Borrower provides to the Agent and each Bank the Borrowing Base Value Certificate and the financial statements required by Section 5.01 of this Agreement, the Borrower shall also provide to the Agent and to each Bank as a part of the Compliance Certificate a certification, signed by the chief financial officer of the Borrower, providing its calculation of the ratio of Consolidated Total Indebtedness to Total Value (the "Leverage Ratio"), upon which the Performance Pricing Level is determined. Within twenty-five days of receipt, the Agent shall notify the Borrower (x) whether it has not accepted the Borrower's computation of the Leverage Ratio and
(y) if not, the Agent's computation of the Leverage Ratio. The Agent's determination of the Leverage Ratio and the Applicable Margin shall be conclusive, absent manifest error.

         (e) Agent Calculation of Rates and Notice of Rates. The Agent, using the formulas set out herein for the various options hereunder, shall calculate (for selection by the Borrower pursuant to Section 2.02 hereof) each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks by telecopy of each rate of interest so calculated, and the Agent's calculation thereof shall be conclusive in the absence of manifest error.

         (f) Default Rate. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate. After the occurrence and during the continuance of a Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

         SECTION 2.07. Fees.

         (a) Up-Front Commitment Fee. The Borrower shall pay to the Agent, for the pro rata benefit of the Banks, on the Second Amended and Restated Agreement Closing Date a non-refundable, fully earned commitment fee of $937,500.00 (the "Up Front Fee").

         (b) Unutilized Commitment Fee for Unused Commitment. The Borrower shall pay to the Agent for the ratable account of each Bank a commitment fee calculated at the rate of one-fifth of one percent (.20%) per annum on the daily average amount of such Bank's Unused Commitment during each Fiscal Quarter (collectively, the "Unutilized Commitment Fees"). Such Unutilized Commitment Fees shall accrue from and including the Second Amended and Restated Closing Date to but excluding the Termination Date and shall be payable quarterly on each Unutilized Commitment Fee Payment Date and on the Termination Date; provided, that should the Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued and unpaid Unutilized Commitment Fee shall be paid on the date of such termination. The Unutilized Commitment Fee for each Bank shall be computed by (a) multiplying the percentage determined as set forth above by the average daily Unused Commitment for such Bank in effect on the due date thereof, (b) dividing the product so obtained by 360, and (c) multiplying the quotient so obtained, in the case of the Unutilized Commitment Fee due and payable on the effective date of this Agreement, by the actual number of days in the period commencing on such effective date and ending on December 31, 2001, and in the case of each subsequent Unutilized Commitment Fee, the actual number of days in the calendar quarter for which the Unutilized Commitment Fee is due. The Unutilized Commitment Fees shall be based upon the Facility Limit available (without deduction for the Swing Line), even though the Maximum Advance may be a lesser sum. In the case of any period not constituting a full Fiscal Quarter (specifically including both the initial and final Fiscal Quarters within which the Commitment is available), the amount of the Unutilized Commitment Fees shall be prorated and shall be payable only for the period in which the Commitment is available.

         (c)      [INTENTIONALLY DELETED].

         (d) Agent's Fees Due Under Letter Agreement. The Borrower shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

         (e)      Additional Fees; Reimbursement of Expenses.

                  (i) The Agent shall be entitled to the reimbursement of its expenses that it shall incur and to the payment of fees that it shall determine to be reasonable in connection with (x) the administration of the Borrowing Base Hotel documentation (including, without limitation, the cost of appraisals, inspections, flood certifications, environmental reports and other such costs with respect to the Borrowing Base Hotels), (y) any additions to or deletions from the Borrowing Base Hotels, and (z) the administration of any documentation as to the Borrowing Base Hotels that was not delivered on or before the Second Amended and Restated Agreement Closing Date.

                  (ii) The Borrower shall also pay to the Agent, for the account of the Banks, a fee equal to the greater of $20,000 or such higher amount assessed by the Agent with respect to the administration or any amendment of this Agreement, or with respect to obtaining any waiver or consent. The first 25% of such fee shall be paid to the Agent, with the balance distributed to the Banks pro rata based upon their Commitments.

         SECTION 2.08. Mandatory Termination of Commitments. The Commitments shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

         SECTION 2.09. Optional and Mandatory Prepayments.

         (a) The Borrower may repay any Base Rate Borrowing in whole or in part at any time, or from time to time, by paying the principal amount to be repaid together with accrued interest thereon to the date of repayment. Each such repayment shall be applied to repay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

         (b) Except as provided in Section 10.02 and except for prepayment arising out of a reduction in the Maximum Advance, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof.

         (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         (d) At no time shall the principal balance of all Loans outstanding exceed the Maximum Advance, as calculated from time to time as provided herein. In the event the outstanding principal balance exceeds such amount, the Borrower shall immediately repay such excess to the Agent.

         SECTION 2.10. Mandatory Prepayments. On each date on which the Commitments are terminated pursuant to Section 2.08, or on each date a prepayment is required in order to achieve compliance with the Maximum Advance permitted hereunder, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any together with interest accrued thereon and any amounts due under Section 10.05(a).

         SECTION 2.11. General Provisions as to Payments.

         (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of Unutilized Commitment Fees and other fees due hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in

Atlanta, Georgia, to the Agent at its address referred to in Section 11.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

         (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect of any Loan or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

         In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.11, it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

         Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

         SECTION 2.12. Computation of Interest and Fees. Interest on the Base Rate Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Unutilized Commitment Fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.13. Facility Limit Reduction or Termination by Borrower. The Borrower shall have the option, from time to time, to reduce the Facility Limit by $5,000,000 or any greater integral multiple of $1,000,000, by (a) giving written notice of its election to exercise such option to the Agent no later than five (5) Domestic Business Days before the date the reduction is to be effective, and (b) giving such notice of, and making such, prepayment, if any, as is required by the provisions of Section 2.10 on account of such reduction of the Facility Limit. In no event shall the Borrower, as a result of any such election, be entitled to a refund of any fees paid to the Agent or any Bank hereunder or be entitled thereafter, without the written consent of the Agent and all Banks, to a restoration of the amount, or any part thereof, by which the Facility Limit shall have been reduced. Upon receipt of any such written notice, the Agent shall deliver a copy of the same to each Bank.

         SECTION 2.14. Term Loans Secured by Hotels in Specific States.

         (a) Generally. Certain states in which some of the Borrowing Base Hotels are located impose a mortgage tax upon each borrowing and reborrowing. In light of the foregoing, the Borrower has elected to borrow (and the Banks have agreed to permit the Borrower to do so upon the terms and conditions herein set out) a portion of the Loans as term loans under Term Notes. The original principal amount of the term loans evidenced by any outstanding Term Notes (not merely the then-outstanding principal balance of such Term Notes) shall reduce the amount otherwise available on a revolving basis to the Borrower under
Section 2.01(a). hereof.

         Any Term Notes shall be payable to the Agent, as agent for the Banks, and the Agent shall be responsible for paying to each Bank the pro rata portion of payments made by the Borrower under the Term Notes. The indebtedness evidenced by the Term Notes shall constitute a portion of the overall indebtedness evidenced by the Bank Notes and represents funds made available by the Banks to the Borrower, rather than additional funds advanced by the Agent to the Borrower.

         (b) Collateral for Term Notes. The Term Note reflecting the Allocated Loan Amount for Hotels in a particular state for which a Term Note is executed (a "Term Note State") shall be secured by the hotels within such Term Note State, as well as all other Borrowing Base Hotels. The Deeds of Trust and other Collateral Documents for each Term Note State, however, secure only the Term Note for that Term Note State and shall not secure other indebtedness evidenced by the Notes or the Credit Agreement.

         (c) New York Term Note; Florida Term Note; Future Term Notes. As of the Closing Date, the Borrower has requested that the Allocated Loan Amounts for Borrowing Base Hotels in Florida and New York be evidenced by two separate Term Notes: (i) a Term Promissory Note, executed by the Borrower and payable to the Agent, for the benefit of the Banks, in the amount of $7,500,000.00 (such note being referred to as the "New York Term Promissory Note"), with respect to Hotel #28, Albany, New York (the "New York Hotel"), and (ii) a Term Promissory Note, executed by the Borrower and payable to the Agent, for the benefit of the Banks, in the amount of $11,200,000.00 (such note being referred to as the "Florida Term Promissory Note"), with respect to Hotel #16, 755 Currency Circle, Orlando-Lake Mary, Florida; Hotel #17, 13625 Icot Blvd., Clearwater, Florida; and Hotel #18, 3580 Ulmerton Road, Clearwater, Florida (collectively, the "Florida Hotels"). If future Borrowing Base Hotels would be subject to recurring mortgage taxes, the Borrower may request that the Banks permit additional Term Notes. The Banks, however, in their sole and absolute discretion shall be entitled to not permit such additional Term Notes.

         (d) Principal Reduction of Term Notes; No Reborrowings Except in Specified Circumstances. To the extent that the principal amount of the Loans evidenced by the Bank Notes shall be reduced through repayment of principal, such reductions shall be applied (x) first to all indebtedness evidenced by the Notes other than the indebtedness evidenced by the Term Notes and, (y) second, after all other such indebtedness has been repaid, then to indebtedness evidenced by the Term Notes in such order as the Banks may elect. Any principal repaid on any Term Note may not be reborrowed unless the full amount of such Term Note has been repaid in full, and all the Borrowing Base Hotels in the Term Note State securing such Term Note have been released and excluded from the Borrowing Base Value, in which event the Borrower may borrow, repay and reborrow such sums subject to the terms and conditions of this Credit Agreement.

         SECTION 2.15. The Letter of Credit Subfacility.

         (a) Obligations to Issue. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth in this Agreement, the Agent hereby agrees to issue, for the account of Borrower, one or more Facility Letters of Credit in accordance with this Section 2.15, from time to time during the period commencing on the Amendment Effective Date and ending on the Domestic Business Day prior to the Termination Date.

         (b)      Types and Amounts. The Agent shall not have any obligation to:

                  (i) issue any Facility Letter of Credit if the aggregate maximum amount then available for drawing under Letters of Credit issued by the Agent, after giving effect to the Facility Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon the Agent; or

                  (ii) issue any Facility Letter of Credit if, after giving effect thereto, the Facility Letter of Credit Obligations would exceed $10,000,000 or if the sum of all Facility Letter of Credit Obligations and all Borrowings exceeds the lesser of: (x) the Maximum Advance, or (y) the Facility Limit in effect; or

                  (iii) issue any Facility Letter of Credit having an expiration date, or containing automatic extension provisions to extend such date to a date, which is more than eighteen (18) months after the Termination Date; or

                  (iv) issue any Facility Letter of Credit having an expiration date, or containing automatic extension provisions to extend such date to a date, which is more than twenty-four (24) months after the date of its issuance; or

                  (v) issue any Facility Letter of Credit for a purpose other than in connection with a Joint Venture Hotel or a Development Hotel or for the payment of any other obligation of the Borrower, its Subsidiaries or affiliates for undertakings consistent with the permitted business activities and investments of the Borrower.

         (c) Conditions. In addition to being subject to the satisfaction of the conditions contained in this Agreement for any Borrowing, the obligation of the Agent to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (i) the Borrower shall have delivered to the Agent at such times and in such manner as the Agent may reasonably prescribe such documents and materials as may be reasonably required pursuant to the terms of the proposed Facility Letter of Credit and the proposed Facility Letter of Credit shall be on the Agent's standard form (as such form may be amended, in a manner satisfactory to the Agent and the Borrower, in order to address the particular situation for which the Facility Letter of Credit is being issued) and shall be in content satisfactory to the Agent;

                  (ii) as of the date of issuance, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the Agent from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to the Agent and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Agent shall prohibit or request that the Agent refrain from the issuance of Letters of Credit generally or the issuance of the requested Facility Letter or Credit in particular; and

                  (iii) there shall not exist any Default or Event of Default.

         (d)      Procedure for Issuance of Facility Letters of Credit.

                  (i) Borrower shall give the Agent at least five (5) Domestic Business Days prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement by submitting a Notice of Borrowing (a "Letter of Credit Request") [except that, in lieu of such written notice, the Borrower may give the Agent telephonic notice of such request if confirmed in writing by delivery to the Agent (x) immediately of a telecopy of the written notice required hereunder which has been signed by an authorized officer, and (y) promptly (but in no event later than the requested date of issuance) of the written notice required hereunder containing the original signature of an authorized officer]. Such notice shall specify:

                           (1) the stated amount of the Facility Letter of Credit requested;

                           (2) the effective date (which day shall be a Domestic Business Day) of issuance of such requested Facility Letter of Credit (the "Issuance Date");

                           (3) the date on which such requested Facility Letter of Credit is to expire (which date shall be a Domestic Business Day and shall in no event be later than the earlier of twenty-four (24) months after the Issuance Date and eighteen (18) months after the Facility Termination Date);

                           (4) the purpose for which such Facility Letter of Credit is to be issued; and

                           (5) the Person for whose benefit the requested Facility Letter of Credit is to be issued.

                                    Such notice, to be effective, must be
                                    received by the Agent not later than 2:00 p.m. (Eastern time) on the last Domestic Business Day on which notice can be given under this Section 2.15(d)(i).

                  (ii)     Subject to the terms and conditions of this
                           Section 2.15 and provided that the applicable conditions for Borrowings as specified herein have been satisfied, unless the issuance of such a Facility Letter of Credit would violate Section 2.15(b), the Agent shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Letter of Credit Request and the Agent's usual and customary business practices unless the Agent has actually received written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit.

                  (iii) The Agent shall give the Borrower and the Banks written notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the "Issuance Notice").

                  (iv) The Agent shall not extend or amend any Facility Letter of Credit unless the requirements of this
                           Section 2.15(d) are met as though a new Facility Letter of Credit was being requested and issued.

         (e)      Reimbursement Obligations; Duties of Issuing Bank.

                  (i) The Agent shall promptly notify the Borrower of any draw under a Facility Letter of Credit. The Agent is entitled to treat such a draw as a Borrowing, even though the Borrower is then in default hereunder or even though the Borrower is not then otherwise entitled to make a Borrowing of some or all of such sums. Any such draw shall be deemed automatically to be a Borrowing in the amount of the Reimbursement Obligation with respect to such Facility Letter of Credit and shall bear interest from the date of the relevant drawing(s) under the pertinent Facility Letter of Credit at a rate selected by Borrower in accordance with Section 2.06 hereof. Notwithstanding the foregoing, (i) if an Event of Default involving the payment of money exists at the time of any such drawing(s), or (ii) if the Borrower is not entitled to borrow additional funds under this Agreement, or
                           (iii) if the Borrower is not entitled to borrow the entire amount of a draw under a Facility Letter of Credit, then the Borrower shall reimburse the Agent for drawings under a Facility Letter of Credit issued by the Agent [or, in the case of (iii), the portion of such draw that the Borrower is not entitled to borrow] no later than the next succeeding Domestic Business Day after the payment by the Agent, and until repaid such Reimbursement Obligation shall bear interest from the date funded at the Default Rate.

                  (ii) Any action taken or omitted to be taken by the Agent under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Agent under any resulting liability to Borrower or any Bank or relieve a Bank of its obligations hereunder to the Agent. In determining whether to pay under any Facility Letter of Credit, the Agent shall have no obligation relative to the Banks other than to confirm that any documents required to be delivered under such Facility Letter of Credit appear to have been delivered in compliance, and that they appear to comply on their face with the requirements of such Facility Letter of Credit.

         (f)      Participation.

                  (i) Immediately upon issuance by the Agent of any Facility Letter of Credit in accordance with the procedures set forth in Section 2.15(d), each Bank shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse, representation or warranty, an undivided interest and participation equal to such Bank's pro rata share in such Facility Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and any security therefor or guaranty pertaining thereto. Each Bank's obligation to make further Loans to the Borrower (other than any payments such Bank is required to make under subparagraph (ii) below) shall be reduced by such Bank's pro rata share of each Facility Letter of Credit outstanding

                  (ii) In the event that the Agent makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to the Agent pursuant to
                           Section 2.15(g) and Section 2.15(e) hereof, the Agent shall promptly notify each Bank of such failure, and each Bank shall promptly and unconditionally pay to the Agent the amount of such Bank's pro rata share of the unreimbursed amount of such payment. The failure of any Bank to make available to the Agent its pro rata share of the unreimbursed amount of any such payment shall not relieve any other Bank of its obligation hereunder to make available to the Agent its pro rata share of the unreimbursed amount of any payment on the date such payment is to be made, but no Bank shall be responsible for the failure of any other Bank to make available to the Agent its pro rata share of the unreimbursed amount of any payment on the date such payment is to be made. Any Bank which fails to make any payment required pursuant to this Section 2.15(f)(ii) shall be deemed to be a Defaulting Bank hereunder.

                  (iii) Whenever the Agent receives a payment on account of a Reimbursement Obligation, including any interest thereon, the Agent shall promptly pay to each Bank which has funded its participating interest therein, in immediately available funds, an amount equal to such Bank's participating interest thereof.

                  (iv) Upon the request of any Bank, the Agent shall furnish to each Bank copies of any Facility Letter of Credit and such other documentation as may reasonably be requested by any Bank.

                  (v) The obligations of a Bank to make payments to the Agent with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever other than a failure of the Agent to comply with the terms of this Agreement relating to the issuance of such Facility Letter of Credit and shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

         (g)      Payment of Reimbursement Obligations.

                  (i) The Borrower agrees to pay to the Agent the amount of all Reimbursement Obligations, interest and other amounts payable to the Agent under or in connection with any Facility Letter of Credit when due in accordance with Section 2.15(e)(i) above, irrespective of any claim, set-off, defense or other right which the Borrower may have at any time against the Agent, any Bank or any other Person, under all circumstances, including without limitation any of the following circumstances:

                           (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                           (B) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Bank, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower and the beneficiary named in any Facility Letter of Credit);

                           (C) any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

                           (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                           (E) the occurrence of any Default or Event of Default.

                  (ii) In the event any payment by the Borrower received by the Agent with respect to a Facility Letter of Credit and distributed by the Agent to the Banks on account of their participations is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Bank which received such distribution shall, upon demand by the Agent, contribute such Bank's proportional Commitment of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by the Agent.

         (h)      Compensation for Facility Letters of Credit.

                  (i) The Borrower shall pay to the Agent, for the ratable account of the Banks, a one-time fee (the "Facility Letter of Credit Fee") with respect to each Facility Letter of Credit calculated by multiplying the face amount of the Facility Letter of Credit by a per annum amount equal to the Applicable Margin in effect from time to time less .20%. The Facility Letter of Credit Fee for each Facility Letter of Credit shall not be less than $1,000. The Agent shall promptly remit to each Bank its pro rata share of such Facility Letter of Credit Fee, when paid.

                           Each Letter of Credit Fee shall be fully earned and payable upon the issuance, increase in amount or extension of the expiration date of any Facility Letter of Credit issued hereunder. Letter of Credit Fees shall be calculated on the basis of a year of 360 days and paid according to the number of days from the date of issuance (or amendment) through and including the initial expiration date or any extension thereof.

                  (ii) The Agent also shall receive solely for its own account a Facing Fee equal to the greater of $500.00 or .10% per annum of the face amount of each Facility Letter of Credit, payable by the Borrower on the Issuance Date for each such Facility Letter of Credit. The Agent shall also be entitled to receive its reasonable out-of-pocket costs and the Agent's standard charges of issuing, amending and servicing Facility Letters of Credit and processing draws thereunder.

         (i) Letter of Credit Collateral Account. The Borrower shall immediately establish a Letter of Credit Collateral Account at the Agent's office, in the name of the Borrower, but under the sole dominion and control of the Agent, for the ratable benefit of the Banks (the "Letter of Credit Collateral Account") upon the occurrence of any one or more of the following circumstances: (i) an Event of Default has occurred and the Agent has declared the Notes to be due and payable pursuant to Section 8.01 hereof, or (ii) this Agreement shall be terminated or shall expire. If either of such events shall occur, the Borrower shall establish such Letter of Credit Collateral Account with the Agent and deposit into such Letter of Credit Collateral Account funds equal to the amount of any then-outstanding Facility Letters of Credit, even though no draws have been made under such Facility Letters of Credit. If the Borrower has not immediately established such Letter of Credit Collateral Account and funded such account as hereinabove set out following its receipt of a request from the Agent, the Agent shall be entitled to establish the Letter of Credit Collateral Account in the name of the Borrower as set out above and to fund such account with a Borrowing under this Agreement, even though the Borrower is then in default or is not otherwise then entitled to borrow such funds under this Agreement, and such Borrowing will bear interest at the prevailing interest rate of Borrowings hereunder. The Agent shall release from time to time to the Borrower any funds in such Letter of Credit Collateral Account in excess of the outstanding Facility Letters of Credit as such Facility Letters of Credit expire. The Agent shall be entitled to withdraw sums in such Letter of Credit Collateral Account to reimburse the Agent for any draws made from time to time under a Facility Letter of Credit. The Borrower hereby grants to the Agent, for the benefit of the Banks, a properly perfected security interest in and to such Letter of Credit Collateral Account, any funds that may hereafter be on deposit in such account and the proceeds thereof. In addition, the Borrower shall execute such additional documentation as the Agent may require at the time such Letter of Credit Collateral Account is established, to establish such Letter of Credit Collateral Account and to further evidence such security interest.

                                   ARTICLE III
                     SECURITY AND COLLATERAL FOR THE LOANS;
                            CONDITIONS TO BORROWINGS

         SECTION 3.01. Typology of Hotels.

         (a) Initial Hotels. As of the Second Amended and Restated Agreement Closing Date, the Borrower has granted to the Agent, for the ratable benefit of the Banks, a first lien on the twenty-eight Initial Hotels.

         (b) Additional Hotels. The Borrower owns hotels not securing repayment of the Loans. In addition, subsequent to the date hereof, the Borrower may acquire additional hotel properties. Such hotels now owned by the Borrower (but not constituting Initial Hotels) and such other hotels hereafter acquired are included within the definition of "Additional Hotels."

         The Borrower shall be entitled to utilize Loan proceeds at the time of acquisition of an Additional Hotel, without contemporaneously granting a first lien to the Agent on such

Additional Hotel and without providing to the Agent or the Banks any information with respect to such Additional Hotel except as otherwise required hereby. If the Borrower elects to submit such Additional Hotel (specifically including the Supplemental Borrowing Base Hotels) for consideration as a Borrowing Base Hotel, however, the Borrower shall provide to the Agent the information and documentation (e.g., cost breakdown, operating statements, budgets, survey, title insurance commitment, environmental report, appraisals, etc.), in form and scope meeting the requirements for Borrowing Base Hotels and as may be requested by the Banks at the time of such request by the Borrower.

         If all of Banks agree that such Additional Hotel (specifically including the Supplemental Borrowing Base Hotels) is to be accepted as a Borrowing Base Hotel, the Borrower shall execute and cause to be recorded Collateral Documents (as the Agent deems necessary) with respect to such Additional Hotel, and shall thereafter promptly provide such related documentation (for example, the title policy) that can be obtained only after recordation of a Deed of Trust.

         (c) Borrowing Base Hotels. The Banks' right to review and approve certain matters set out herein differentiate between those hotels that are "Borrowing Base Hotels" and other hotels. "Borrowing Base Hotels," as defined in this Agreement, are (i) all Initial Hotels, and (ii) such Additional Hotels (specifically including the Supplemental Borrowing Base Hotels), if any, that all of the Banks, in their sole discretion, have accepted as a Borrowing Base Hotel. In order for a Hotel to be eligible for approval and qualification and in order to remain eligible for continued approval and qualification as a Borrowing Base Hotel, the Hotel (i) must be open and fully operational and must be owned in its entirety by the Borrower (rather than a Subsidiary of the Borrower), (ii) must be subject to a first-priority Lien in favor of the Agent, (iii) must be free and clear of all Liens and other encumbrances of any nature whatsoever, except for the first-priority Lien in favor of the Agent and except for encumbrances acceptable to all of the Banks; (iv) must be in substantial compliance with all applicable law and regulations including zoning, Accessibility Laws, and building codes, (v) must have access to public roadways and all required utilities, (vi) must not be subject to any environmental contamination that, in the reasonable opinion of Agent, materially adversely affects the leasing, operation, marketability or value of such Hotel, (vii) must be subject to a Permitted Operating Lease, under which neither the Borrower (as lessor) nor the Lessee shall be in default after the expiration of any applicable cure period set out in such Permitted Operating Lease; (viii) must be subject to a franchise agreement with an Approved Franchisor, (ix) at least 90% of all rooms in such Hotel must be in service other than rooms temporarily unavailable due to renovation, and (x) with the exception of Hotel #19 located in Secaucus, New Jersey, must not be subject to a Major Ground Lease. [Items (i) through (ix) are herein referred to as the "Qualifying Criteria."] The Banks shall have sole and absolute discretion in determining whether to accept the offered hotel as a "Borrowing Base Hotel" and, in their sole discretion, may reject a Hotel meeting the foregoing criteria. In that regard, the Banks can take into consideration any additional factors the Banks deem pertinent, in their sole and absolute discretion. Prior to determining whether to accept a hotel as a Borrowing Base Hotel, the Banks (i) shall be provided all underwriting documentation for each such hotel received in connection with an Initial Hotel (appraisal, environmental reports, title policy, "as-built" survey, etc.), (ii) shall have the right to review and approve the lessee, the Rent schedule, and Lease associated with such hotel, and (iii) shall have a right of review/approval over all other matters for which the Banks may deem pertinent, in their sole discretion. Except for Supplemental Borrowing Base Hotels in the circumstances described in 3.01(d) below, the Borrower is not obligated to offer any Additional Hotel to the Banks for consideration as a

Borrowing Base Hotel. If the Borrower has requested that the Banks accept an Additional Hotel as a Borrowing Base Hotel and has submitted all documentation required hereby for such consideration, the Agent shall within 30 days of its receipt of such request and required supporting information inform the Borrower whether all of the Banks have accepted such hotel as a Borrowing Base Hotel. Failure of the Agent to inform the Borrower in writing that a Hotel has been accepted as a Borrowing Base Hotel shall constitute a rejection by the Banks of such Hotel as a Borrowing Base Hotel.

                  (i) The Required Banks shall have the right, in their reasonable discretion, to revoke their prior approval of any property as a Borrowing Base Hotel which the Required Banks determine no longer meets the Qualifying Criteria described in 3.01(c) above. The Agent shall provide the Borrower with written notice of any such revocation.

                  (ii) The Borrower shall have the right, within thirty (30) days after notice of the Banks' revocation of approval of Borrowing Base Hotel, to designate substitute property or additional property for the Banks' consideration for approval as Borrowing Base Hotel.

         COVENANTS PROVIDED FOR HEREIN WITH RESPECT TO THE INITIAL HOTELS SHALL BE AUTOMATICALLY APPLICABLE TO ANY ADDITIONAL HOTEL (SPECIFICALLY INCLUDING, BUT NOT LIMITED TO, ANY SUPPLEMENTAL BORROWING BASE HOTEL) THAT BECOMES A BORROWING BASE HOTEL.

         (d) Supplemental Borrowing Base Hotels. The Supplemental Borrowing Base Hotels may become Borrowing Base Hotels in any of the following events:

                  (i) The Borrower elects, in its sole discretion, to submit one or more Supplemental Borrowing Base Hotels to the Banks for consideration as a Borrowing Base Hotel.

                  (ii) Either the Agent or the Required Banks demand that one or more of the Supplemental Borrowing Base Hotels serve as collateral for the Loans. Such demand can be made at any time that (x) the Leverage Ratio exceeds 55%, (y) the Fixed Charge Coverage Ratio falls below
                           1.75 to 1, or (z) an Event of Default occurs and is continuing at the time the Agent or the Required Banks make such demand.

         The Borrower shall provide to the Banks the documentation required to be submitted for an Additional Hotel to be considered as a Borrowing Base Hotel. Such information and documentation shall be provided on the earlier of (x) March 31, 2002, or (y) the date on which such Supplemental Borrowing Base Hotel is otherwise submitted to the Banks for consideration as a Borrowing Base Hotel. Upon the submission of the documentation with respect to a Supplemental Borrowing Base Hotel, the Agent shall confirm whether such Hotel has been tentatively accepted as a Borrowing Base Hotel, at the time and in the manner described in Section 3.01(c). If such Hotels have been tentatively approved, the Banks or the Agent shall be entitled to require updated information or certifications at the time the Borrower subsequently submits such Supplemental Borrowing Base Hotels for inclusion as Borrowing Base Hotels pursuant to this paragraph.

         Prior to the date (if any) on which a Supplemental Borrowing Base Hotel becomes a Borrowing Base Hotel, the Borrower shall cause each such Supplemental Borrowing Base Hotel to comply with the requirements of a Borrowing Base Hotel, including those specified in Section 3.01(c) hereof. Such Supplemental Borrowing Base Hotel shall not be subject to any Liens and must remain owned by the Borrower. The parties shall determine the Borrowing Base Value for each Supplemental Borrowing Base Hotel in the same manner as the Initial Hotels and other Additional Hotels which become Borrowing Base Hotels.

         Notwithstanding any provision herein to the contrary, specifically including Section 7.01 and 7.05 hereof, the Borrower shall be entitled to sell any one or more of the Supplemental Borrowing Base Hotels provided: (x) such sale is pursuant to an arms length contract with a third party unrelated to the Borrower at a purchase price not less than such Hotel's fair market value; and
(y) the terms of such contract and documentation related thereto (contract, closing statement, all other documentation with respect to funds received or property to be received) are provided to the Banks and the Agent. If (and only
if) the Borrower then owns one or more Additional Hotels or thereafter acquires one or more Additional Hotels, such Additional Hotels shall be offered as a replacement Supplemental Borrowing Base Hotels; such replacement, however, shall not be a condition precedent to the release of a Supplemental Borrowing Base Hotel if the terms of the sale meet the foregoing criteria.

         SECTION 3.02. Collateral Release Provisions. If the Borrower seeks to obtain the release of a Borrowing Base Hotel, the Borrower shall provide to the Agent and the Banks a replacement Borrowing Base Value Certificate reflecting the deletion of such hotel from the calculations of the Borrowing Base Value, as previously described in Section 2.01(b). The Agent shall not release such hotel until the Agent (i) has reviewed and approved such Borrowing Base Value Certificate and (ii) has determined that the principal balance outstanding under the Loans shall not exceed the Maximum Advance after giving effect to the release. The Borrower may obtain a release of any Borrowing Base Hotel or Borrowing Base Hotels, provided (x) a Borrowing Base Hotel Release Entitlement Event has occurred, (y) provided there is no existing Default hereunder and the release of such Hotel would not cause a Default or an Event of Default to occur; and also (z) provided that one of the following conditions, as selected by the Borrower, in its sole discretion, is satisfied:

                  (i) Substitute Hotel. If the Borrower selects this option, the Borrower shall deliver to the Banks another hotel or hotels acceptable to all of the Banks to serve as a "Borrowing Base Hotel" (a "Substitute Hotel"), in which case the pro forma Borrowing Base Value Certificate shall reflect the inclusion of such hotel in the calculations of the Maximum Advance, and the Borrower shall provide the documentation necessary for the Banks to consider such hotel as a Borrowing Base Hotel.

                  (ii) Alternative Collateral. If the Borrower selects this option, the Banks shall receive alternative collateral for release of a Borrowing Base Hotel, such alternative collateral to be satisfactory to all of the Banks in their sole and absolute discretion.

                  (iii) Reduction of Maximum Advance. If the Borrower selects this option, the Borrower shall be entitled to a release of any Borrowing Base Hotel upon a reduction in the Maximum Advance as reflected in the revised Borrowing Base Value Certificate submitted by the Borrower calculating the Borrowing Base Value and the Maximum Advance. Should the Loans then outstanding exceed the Maximum Advance as evidenced by the approved replacement Borrowing Base Value Certificate, the Borrower shall immediately repay the outstanding principal balance by such excess on or before the release of such Hotel. The reduction in the Maximum Advance shall be effective upon the release of such Hotel. The Agent shall not be obligated to release such a Hotel until any repayment required hereunder has occurred.

         "Borrowing Base Hotel Release Entitlement Event" as to any Borrower Base Hotel means any one or more of the following events: (i) such Borrowing Base Hotel is being sold by the Borrower in a commercially reasonable transaction to a third party that is unrelated to the Borrower, any Subsidiary, or any of the principal shareholders of the Company (or partners in the case of the Partnership) or its Subsidiaries; (ii) such Borrowing Base Hotel is being contributed to or transferred to a partnership or a joint venture in which the Partnership or the Company is a partner or a joint venturer in a commercially reasonable transaction with a third party that is unrelated to the Borrower, any Subsidiary, or any of the principal shareholders of the Company (or partners in the case of a Partnership) or its Subsidiaries; or (iii) such Borrowing Base Hotel is being refinanced through a loan to be secured by a deed of trust encumbering such Borrowing Base Hotel in a commercially reasonable transaction with a third party institutional lender that is unrelated to the Borrower, any Subsidiary, or any of the principal shareholders of the Company (or partners in the case of a Partnership) or its Subsidiaries.

         If a Borrowing Base Hotel located in a Term Note State is released pursuant to the foregoing provisions, the Allocated Loan Amount for such Borrowing Base Hotel shall be deemed to have been deducted from the principal amount of the Term Note secured by such Borrowing Base Hotel, and the Borrower shall be entitled to thereafter borrow, repay, and reborrow such Allocated Loan Amount from the Banks, subject to the satisfaction of the other terms and conditions of this Credit Agreement.

         SECTION 3.03. Conditions of Closing and to First Borrowing. The obligation of each Bank to make a Loan on the occasion of the closing of this credit facility and the first Borrowing hereunder is subject to the satisfaction of the conditions set forth in Section 3.04 and the following additional conditions:

         (a)      receipt by the Agent from each of the parties hereto of either
(i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of the executed signature page accompanied by a statement that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Agent;

         (b) receipt by the Agent of a duly executed Note for the account of each Bank complying with the provisions of Section 2.04;

         (c) receipt by the Agent of (i) an opinion (together with any opinions of local counsel relied on therein) of Brown and Bunch, PLLC, counsel for the Borrower, dated as of the Second Amended and Restated Agreement Closing Date, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request and (ii) opinions as to enforceability and related matters of the Deeds of Trust and other documents with respect to the Agent's security interest in and lien upon the Borrowing Base Hotels;

         (d) receipt by the Agent of an opinion of Womble Carlyle Sandridge & Rice, PLLC, special counsel for the Agent, dated as of the Second Amended and Restated Agreement Closing Date, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

         (e) receipt by the Agent of a certificate (the "Closing Certificate"), dated the date of the first Borrowing, substantially in the form of Exhibit D hereto, signed by the principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the date of the first Borrowing hereunder, and including (x) Certificate of Borrowing Base Values in the form attached hereto as Exhibit I, (y) a calculation of the Leverage Ratio as of the Second Amended and Restated Agreement Closing Date, and (z) a Certificate of Compliance as of the Fiscal Quarter ended prior to the date hereof;

         (f) receipt by the Agent of all documents which the Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including without limitation a certificate of incumbency of the Borrower (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Company, substantially in the form of Exhibit E hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Company authorized to execute and deliver the Loan Documents on behalf of the Company and the Partnership, and certified copies of the following items: (i) the Company's Articles of Incorporation, (ii) the Company's Bylaws, (iii) a certificate of the Secretary of State of the State of North Carolina as to the good standing of the Company as a North Carolina corporation, (iv) a Certificate of Limited Partnership for the Partnership issued by the Secretary of State for North Carolina, and (v) the action taken by the Board of Directors of the Company authorizing on behalf of the Company and on behalf of the Partnership the Borrower's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Company and the Partnership are a party;

         (g)      receipt by the Agent of a Notice of Borrowing;

         (h) receipt and recordation of the Deeds of Trust and receipt and recordation or filing (as the Agent deems appropriate) of other Collateral Documents required by the Agent with respect to each of the Initial Hotels;

         (i) receipt of certified copies of the executed Leases, any Management Agreements, Franchise Agreements, and other documentation required hereunder for the Initial Hotels. The form and substance of such Leases (including the base rents and percentage rents due thereunder) and other documents affecting the operation of the hotels described herein are subject to the Banks' acceptance;

         (j) receipt by the Agent of the Up Front Fee required by Section 2.07(a) hereunder; and

         (k) receipt of such other documents, instruments, opinions, and agreements as the Agent or the Banks may require in their discretion, specifically including (but not limited to) all those items required hereunder.

         The initial Borrowing shall be sufficient to pay the principal amount of all Prior Indebtedness in full, and Borrower and the Agent shall have made arrangements satisfactory to the Agent (a) for the proceeds of such Loan to be applied, to the extent required, to pay such principal amount of the Prior Indebtedness, and (b) for Borrower to pay immediately all accrued and unpaid interest and unused commitment fees owing on account of the Prior Indebtedness.

         SECTION 3.04. Conditions to All Borrowings. The obligation of each Bank to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

         (a)      receipt by the Agent of Notice of Borrowing as required by
Section 2.02 unless the Borrowing is a "rollover borrowing" described in Section 2.02(f);

         (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

         (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

         (d) the fact that, immediately after such Borrowing (i) the aggregate outstanding principal amount of the Loans of each Bank will not exceed the amount of its Commitment and (ii) the aggregate outstanding principal amount of the Loans will not exceed the Maximum Advance or the Facility Limit for all of the Banks as of such date.

         Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in clauses (b), (c) and (d) of this Section; provided that such Borrowing shall not be deemed to be such a representation and warranty to the effect set forth in Section 4.04(b) as to any event, act or condition having a Material Adverse Effect which has theretofore been disclosed in writing by the Borrower to the Banks if the aggregate outstanding principal amount of the Loans immediately after such Borrowing will not exceed the aggregate outstanding principal amount thereof immediately before such Borrowing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

         SECTION 4.01. Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.02. Corporate, Partnership and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Company's corporate powers and the Partnership's partnership powers, (ii) have been duly authorized by all necessary corporate and partnership action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or the partnership agreement for the Partnership or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries other than the Liens securing the Loans.

         SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         SECTION 4.04. Financial Information.

         (a) The consolidated balance sheet of the Borrower as of December 31, 2000, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, audited by PriceWaterhouse Coopers LLP, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended September 30, 2001, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

         (b) Since September 30, 2001, there has been no event, act, condition or occurrence having a Material Adverse Effect other than has been disclosed in writing to each Bank prior to the Second Amended and Restated Agreement Closing Date, such notices set out in Schedule 4.04 attached hereto.

         SECTION 4.05. Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of, or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents. There is no litigation pending against the Borrower or any of its Subsidiaries or with respect to any Borrowing Base Hotel (specifically including, but not limited to, liens filed) or Lease with respect thereto, except as described in Schedule 4.05 attached hereto.

         SECTION 4.06. Compliance with ERISA.

         (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

         (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

         SECTION 4.07. Taxes. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

         SECTION 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrower has no Subsidiaries except those Subsidiaries listed on Schedule 4.08 attached hereto, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

         SECTION 4.09. Not an Investment Company. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.10 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         SECTION 4.11. Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has title to its properties sufficient for the conduct of its business, and none of its hotels is subject to any Lien except as permitted in this Agreement. Except for certain telephone equipment and vehicles used in the operation of the Secaucus New Jersey Holiday Inn (Hotel #19), each of the Borrower and its Subsidiaries has title to all personal property required for the operation of its Hotels, free and clear of any security interests of third parties other than the Agent and (in the case of property owned by the Special Purpose Entity) the Conduit Lender.

         SECTION 4.12. No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 4.13. Full Disclosure. All information heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which could have or cause a Material Adverse Effect.

         SECTION 4.14. Environmental Matters.

         (a) Except as disclosed in the Environmental Reports, neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

         (b) Except as disclosed in the Environmental Reports, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, and managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

         (c) The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

         SECTION 4.15. Compliance with Laws. The Borrower and each Subsidiary is in compliance with all applicable laws, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

         SECTION 4.16. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue

Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of Capital Stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

         SECTION 4.17. Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

         SECTION 4.18. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," as defined in ss. 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

         SECTION 4.19. Americans with Disabilities Act. The Borrower, to the best of its knowledge, (but without any claim of expert knowledge as to Accessibility Laws and without engaging consultants having such knowledge), is in compliance with the Accessibility Laws, except as disclosed to the Banks in writing. The Borrower agrees to notify the Agent of any grievance, complaint or governmental investigation into whether the Borrower is in compliance with the Accessibility Laws. The Borrower agrees to indemnify and hold the Banks harmless from any loss, cost or expense in fact incurred by the Banks as a result of such a violation of the Accessibility Laws.

         SECTION 4.20. Compliance with Certain Lease Provisions. The Borrower has spent or set aside all sums required to be spent or set aside under the Leases and has paid to the Lessee all sums required to be paid to the Lessee as room reserves under the Leases.

         SECTION 4.21. Condemnation Awards. Subject to the terms and conditions of each Lease, the Borrower agrees to pay to the Agent for the pro rata benefit of the Banks sums equal to 125% of the Allocated Loan Amount for any Borrowing Base Hotel subject to a taking or condemnation or deed in lieu of condemnation. The terms and conditions of paragraph 6 of each Nondisturbance, Subordination and `Attornment Agreement between the Partnership, a lessee, and the Agent with respect to a Borrowing Base Hotel are incorporated herein by reference as if fully set forth herein.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid or any Facility Letter of Credit remains outstanding:

         SECTION 5.01. Information. The Company will deliver to each of the
Banks:

         (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Company as of the end of such Fiscal Year and the related statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all audited by PriceWaterhouse Coopers LLP or other independent public accountants of nationally recognized standing, and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner, except as acceptable to the Required Banks. In addition, the Company shall concurrently provide such annual information as to the Special Purpose Entity separate and apart from other entities consolidated in the financial statements provided.

         (b) as soon as available and in any event within 55 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Company as of the end of such Fiscal Quarter and the related statement of income for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year. In addition, the Company shall concurrently provide such quarterly information as to the Special Purpose Entity separate and apart from other entities consolidated in the financial statements provided.

         (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Article VII and such other requirements of the Agreement as may be requested by the Agent or the Banks on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto. In addition, simultaneously with the delivery of the Compliance Certificate, such officer shall deliver a Borrowing Base Value Certificate substantially in the form of Exhibit I.

         In addition, simultaneously with the financial statements referred to in Section 5.01 (a) and (b) above, the Company shall provide (i) a report listing and describing all newly acquired properties of the Borrower and its Subsidiaries, including their cash flow, cost and Debt (if any) secured by such properties, and the record owner for such properties, (ii) a report listing all capital expenditures of the Borrower and its Subsidiaries, and (iii) a summary of property information for all properties of the Borrower and its Subsidiaries and such other information as may be requested by the Agent to evaluate any certificates delivered hereunder.

         (d) simultaneously with the delivery of each set of annual financial statements referred to in Section 5.01 (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to its attention to cause it to believe that any Default existed on the date of such financial statements.

         (e) As to any Borrowing Base Hotel, the Company shall promptly provide to the Agent and the Banks such information as to the Lessee and any guarantor of the Leases with respect to Borrowing Base Hotels (collectively, the "Borrowing Base Lessee Parties"), as is provided by the Borrowing Base Lessee Parties under the Permitted Operating Leases for such Borrowing Base Hotel.

         (f) within 5 Domestic Business Days after receipt by the Company or any Subsidiary, a copy of any correspondence from the independent certified public accountants preparing the certificate referenced in Section 5.01(a) or
(d) constituting a criticism of, or a notice of deficiency in, the internal accounting practices or procedures of the Company or its Subsidiaries.

         (g) within 5 Domestic Business Days after the Company becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

         (h) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed.

         (i) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Company shall have filed with the Securities and Exchange Commission.

         (j)      if and when the Borrower or any member of the Controlled
Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice.

         (k) promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding or the filing of a Lien, involving a claim against the Borrower and/or any Subsidiary for $250,000 or more. In addition, the Borrower shall provide periodic update reports as to any such matters previously reported by the Borrower.

         (l) from time to time such additional information regarding the financial position, business plans, budget forecasts or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

         SECTION 5.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of an Event of Default and at the Borrower's expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

         SECTION 5.03. Required Room Reserves. The Borrower shall establish, and shall make available to each Lessee on each of its leased Hotels or shall set aside for each such leased Hotel Required Room Reserves to be expended by the Lessee or the Borrower for the restoration and refurbishment of the Hotel for which the Required Room Reserve was established pursuant to the terms of the Lease with respect to each such Hotel.

         SECTION 5.04. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain each of its Properties and assets in good condition, repair and working order, ordinary wear and tear excepted and specifically shall (and cause each Subsidiary to) ensure that each Property is renovated periodically in the manner appropriate for the industry and maintain each of its Properties in a fully competitive position. Except for telephone equipment and vehicles leased in connection with the Secaucus New Jersey Holiday Inn (Hotel #19), the Borrower shall, and shall cause each Subsidiary to, own all personal property required for operation of its Hotels free and clear of the security interests of third parties other than the Agent and, in the case of the Conduit Debt Hotels, the Conduit Lender.

         SECTION 5.05. Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to, maintain its existence as a corporation (in the case of the Company) and as a partnership (in the case of the Partnership) and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained. The Company shall maintain its status as a Real Estate Investment Trust and shall be in compliance with all applicable laws with respect to Real Estate Investment Trusts as well as other applicable laws. The Borrower shall not make any material modifications to its partnership agreement (in the case of the Partnership) or to its articles of incorporation or by-laws (in the case of the Company) without the prior written consent of the Required Banks. The issuance of limited partnership interests in the Partnership shall not constitute a "material modification" to the Partnership's partnership agreement.

         SECTION 5.06. Sole General Partner. The Company shall at all times be the sole general partner of the Partnership.

         SECTION 5.07. Compliance with Laws; Payment of Taxes. The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to the Accessibility Laws and ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Agent, the Borrower shall have set up reserves in accordance with GAAP.

         SECTION 5.08. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries and Lessees to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business. In addition, the Borrower shall satisfy all requirements for insurance set out in each Deed of Trust with respect to each Borrowing Base Hotel.

         SECTION 5.09. Environmental Notices. The Borrower shall furnish to the Banks and the Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing. The provisions of this Section, and Section 6.14 and 5.10, are applicable to all Properties owned by the Borrower and any Subsidiary, and are not restricted to Borrowing Base Hotels. Additional requirements with respect to environmental matters are set out in each Deed of Trust encumbering a Borrowing Base Hotel.

         SECTION 5.10. Environmental Reports; Environmental Release.

         (a) The Borrower shall prepare or cause to be prepared, prior to the acquisition of each Hotel by the Borrower or any Subsidiary, an environmental report by an environmental firm approved by the Agent. Each environmental report must be in scope and detail comparable to that required by the Agent for each Initial Hotel. The foregoing covenant applies to all Hotels acquired by the Borrower and each Subsidiary, and is not limited to Borrowing Base Hotels.

         (b) The Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

         SECTION 5.11. Upstream of Cash Flow from Special Purpose Entity. The Borrower shall cause the Special Purpose Entity to remit to the Partnership at least once each calendar month, to the extent available and to the extent permitted by the loan documents executed by the Special Purpose Entity cash receipts from the leases of its hotels received during the month after deducting therefrom the following: principal and interest payments made on the Conduit Debt, all expenses incurred by the SPE for the operation of its Hotels including the payment of property taxes and insurance premiums, sums required to maintain reserves required under the Conduit Debt loan documents and any other reserves, including working capital reserves (such other reserves, exclusive of the reserves required to be established under the Conduit Debt loan documents, not to exceed $500,000 in the aggregate).

         SECTION 5.12. Special Purpose Entity to Remain a Subsidiary Consolidated with the Borrower. The Borrower shall cause the Special Purpose Entity to remain a Subsidiary whose operations are Consolidated with the Borrower under GAAP.

         SECTION 5.13. Intercompany Transactions. Any and all transactions, agreements or undertakings of any nature whatsoever between Borrower or any Related Party, on the one hand, and any Affiliate of such Person, on the other hand, shall be arms-length and upon terms and conditions at least as favorable to Borrower or such Related Party, as the case may be, as could reasonably be obtained in a similar transaction with a party that is not an Affiliate of such Person.

         SECTION 5.14. Notice of Exercise of Remedies Under Deeds of Trust. Borrower shall give prompt written notice to the Agent and the Banks of the giving of a notice of any event of default under any deed of trust or loan agreement to which the Borrower or any Subsidiary is a party by the holder thereof, or upon the holder of any such indebtedness or deed of trust taking any action to enforce its rights and remedies thereunder, including, without limitation, any self-help or judicial remedies with respect to collateral or any legal action to collect any indebtedness.

         SECTION 5.15. Notice of Default of any Lease. The Borrower shall provide to the Agent and to the Banks (i) any notice of any default received by the Borrower from a Lessee claiming that the lessor is in default under a Lease, and (ii) any notice of any default sent by the Borrower to a Lessee claiming that the Lessee is in default under a Lease.

         SECTION 5.16. Guaranty by Subsidiaries. The Borrower shall cause any Subsidiary of the Borrower other than the Special Purpose Entity to execute a guaranty agreement (in form and substance approved by the Agent) guaranteeing the repayment of all principal, interest, fees and other sums due under this Agreement and the Notes.

         SECTION 5.17. Notice of Default under Completion Guarantees. The Borrower shall notify the Agent and each of the Banks in writing of each demand or default notice received from any Joint Venture Hotel Lender or Development Hotel Lender as to any Completion Guaranty.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid or any Facility Letter of Credit remains outstanding:

         SECTION 6.01. Base Rent and Percentage Rent of Hotel Leases. The Borrower shall not reduce the Base Rents or Percentage Rents as to any of the Leases with respect to the Borrowing Base Hotels without the prior written consent of a Supermajority of Banks.

         SECTION 6.02. Prohibition of Secured Debt on Borrowing Base Hotels. The Borrower may not incur Debt secured by a Lien on the Borrowing Base Hotels other than the Liens in favor of the Banks.

         SECTION 6.03. Contingent Liabilities; Completion Guarantees.

         (a) The Borrower and any Subsidiaries or corporate or partnership entities constituting Related Parties of the Borrower may not guaranty the obligations of any party, become obligated for the obligations of any other party as a result of becoming a partner or a joint venturer or incur contingent liabilities or contingent debt other than (i) contingent liability with respect to performance obligations, as distinct from Debt, arising under franchise agreements for its Hotels, (ii) potential contingent liabilities incurred by the Borrower pursuant to the Joinder Agreement executed in connection with the Conduit Debt, (iii) indemnification obligations of the Borrower to the title company insuring the properties securing the Conduit Debt, and (iv) indemnification obligations of the Borrower under this Credit Agreement and other documents now or hereafter executed in connection with the Loans.

         (b) Notwithstanding the foregoing limitations, the Borrower may execute one or more Completion Guarantees for the benefit of any Joint Venture Hotel Lender or Development Hotel Lender, subject to the following limitations:

                  (i) Each Completion Guaranty shall guarantee the performance elements relating to the construction and development of a Joint Venture Hotel or a Development Hotel, and shall not guarantee the repayment of principal, interest or other sums owed under the project loan made by the Joint Venture Hotel Lender to the Joint Venture or by the Development Hotel Lender to the Development Party.

                  (ii)     Each Completion Guaranty shall be unsecured.

                  (iii) Each Completion Guaranty will relate (x) to a Joint Venture Hotel in which the joint venture documents between the Joint Venturers will provide that the Borrower has administrative, overall responsibility for the development and completion of such Joint Venture Hotel, or (y) to a Development Hotel pursuant to which a development agreement between the Development Party and the Borrower will provide that the Borrower has administrative, overall responsibility for the development and completion of such Development Hotel.

                  (iv) The Borrower (x), in the case of a Joint Venture Hotel, shall have no less than a five percent (5%) ownership interest in the Joint Venture or (y) in the case of a Development Hotel, shall have provided, individually or together with one or more co-lenders, a loan to the Development Party (secured by a pledge of controlling ownership interests in the

                           Development Party or by a pledge of all the ownership interests of an entity owning controlling ownership interests in the Development Party) of not less than 10% of the total capitalization of such Development Party. The Borrower may, after making a loan to a Development Party, through sales and through participations, sell interests in such loans to third parties. In addition, the Borrower and co-lenders may make such a Development Party loan by establishing an entity (such as a limited liability company) that would make such a loan to a Development Party, with the Borrower and other co-lenders contributing funds directly to such an entity and owning ownership interests in such an entity proportionate to their contributions.

                  (v) The Completion Guaranty shall provide that the Borrower's obligations thereunder shall cease upon completion of the project, and shall require the Joint Venture Hotel Lender or the Development Hotel Lender (as the case may be) to execute a written instrument discharging the Borrower from its obligations under the Completion Guaranty within sixty (60) days following such completion.

                  (vi) Each Completion Guaranty shall relate only to a Joint Venture Hotel or a Development Hotel for which the general contractor has obtained (and is required to obtain) payment and performance bonds in favor of the Joint Venture and the Joint Venture Hotel Lender (in the case of a Joint Venture Hotel) or in favor of the Development Party and the Development Hotel Lender (in the case of a Development Hotel).

                  (vii) The aggregate remaining project costs for all Joint Venture Hotels and Development Hotels for which the Borrower has given a Completion Guaranty shall not exceed $50,000,000 at any time.

                  (viii) The total development cost for any single Joint Venture Hotel or Development Hotel for which the Borrower has given a Completion Guaranty shall not exceed $25,000,0000 at any time.

         SECTION 6.04. Limitation on Hotels under Development. The sum of (i) the aggregate cost (including construction in progress and estimated remaining costs to complete) of all hotels under construction which are owned by the Borrower and its Subsidiaries, (ii) the aggregate obligations of the Borrower and its Subsidiaries to make investments in any Joint Ventures or otherwise, and
(iii) the aggregate obligations of the Borrower and its Subsidiaries to purchase hotels under construction (including construction in progress and estimated remaining costs to complete) shall not exceed 10% of Total Value. Notwithstanding the foregoing, at all times the funding available under the Loans pursuant to the terms hereof and such other sources available to the Borrower must be sufficient to pay for the Hotels under development or under contract for purchase.

         SECTION 6.05. No Material Modifications to Permitted Operating Leases; Percentage of Rooms Leased Under Permitted Operating Leases.

         (a) The Borrower shall not make significant or material modifications or amendments to any Permitted Operating Lease.

         (b) The percentage of the total rooms in all hotels of the Borrower and its Subsidiaries that are leased under Permitted Operating Leases shall not be less than 85% of all rooms in Hotels of the Borrower and its Subsidiaries.

         SECTION 6.06. Limitations on Foreign Investments and Investments in Ventures and Loans to Development Parties. Investments in, advances to, and loans to any Joint Venture, to any Development Party, or to any other entity other than a Wholly Owned Subsidiary, plus the investment in hotels located outside of the continental United States, shall not exceed 10% of Total Value. For purposes hereof, investments in Joint Ventures and credit to Development Parties shall include the amount of unfunded capital contribution commitments supported by Facility Letters of Credit.

         SECTION 6.07. Major Ground Lease Limitations. No more than 10% of Total Value shall consist of hotels subject to a Major Ground Lease.

         SECTION 6.08. Limitation on Dividends and Distributions. The Borrower shall not permit the aggregate amount of dividends and distributions (including dividends and distributions on both common stock and preferred stock) paid for any of the most recent four Fiscal Quarters to exceed 85% of the Funds From Operations for such Fiscal Quarters, provided that Borrower may, so long as a Default does not exist, pay the minimum amount of dividends required to maintain its status as a real estate investment trust under the Code.

         SECTION 6.09. Limitation on Floating Rate Debt. The Borrower shall not permit the principal amount of Floating Rate Debt of the Borrower and any Subsidiary that is not subject to an interest rate cap, a swap or other interest rate protection that shall have the economic effect of insulating the Borrower from increases in interest rates to exceed 50% of the Consolidated Total Indebtedness.

         SECTION 6.10. Dissolution. Neither the Borrower nor any of its Subsidiaries shall undertake or commence a plan of dissolution or suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by Section 5.05.

         SECTION 6.11. Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, unless (i) the Company or Partnership is the surviving entity under any such transaction, (ii) such transaction does not create a Default or Event of Default hereunder, and (iii) to the extent that such transaction is a merger that is otherwise prohibited hereby, the Supermajority of Banks shall consent to such transaction.

         SECTION 6.12. Use of Proceeds. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, either directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation,
(ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

         SECTION 6.13. Change in Fiscal Year or Fiscal Quarters. The Borrower will not change its Fiscal Year or Fiscal Quarters without the consent of the Required Banks.

         SECTION 6.14. Environmental Matters. The Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

         With respect to any Hotels that Environmental Reports disclose as having asbestos or asbestos-containing material within the Property, the Borrower agrees to establish an operations and maintenance plan satisfactory to the Required Banks (the "O&M Plans") so as to minimize the risks associated with such asbestos. The Banks may require periodic inspection of such Hotels in order to assess such condition and to assess compliance with such O&M Plans and may require modifications to the O&M Plans as necessary to minimize or eliminate such risks.

         SECTION 6.15. Operations. The Borrower and its Subsidiaries shall not undertake any business other than the acquisition, development, ownership, management and operation of hotels (specifically excluding from its business undertaking the acquisition, development, ownership, management and operation of "economy" hotels and "budget" hotels).

         SECTION 6.16. No Modifications to Organizational Documents. The Partnership shall not materially modify its Partnership Agreement. The Company shall not materially modify its Articles of Incorporation or its Bylaws. Neither the Partnership nor the Company shall change its name or change the state under which it is organized.

                                   ARTICLE VII

                               FINANCIAL COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid or any Facility Letter of Credit remains outstanding, the Borrower and its Subsidiaries shall satisfy the following financial covenants, each of which is to be calculated on a Consolidated basis or as otherwise set forth herein:

         SECTION 7.01. Maximum Leverage Ratio. Except as described in the last paragraph of this Section 7.01, the Ratio of Consolidated Total Indebtedness to Total Value (the "Leverage Ratio") shall not exceed 55% as of each Measurement Date determined by each of Method A and Method B described below.

         The following defined terms are applicable to the computation of Leverage Ratio according to Method B in this section:

         "Venture Value" shall mean the Company's proportional interest in the assets of any Joint Venture. The method of valuing assets included in Venture Value shall be the same as provided in this Agreement for the Borrower's wholly owned assets.

         "Venture Indebtedness" shall mean the Company's proportional interest in the Debt of any Joint Venture to parties other than the owners of the Joint Venture. Borrower's investment in or loans and advances to any such Joint Venture shall be excluded from the calculation of Total Value to eliminate duplication.

                       Method A Leverage Ratio Calculation

         Method A shall be determined by dividing Consolidated Total Indebtedness of the Company and its Consolidated Subsidiaries by Total Value of the Company and its Consolidated Subsidiaries as illustrated below:


ILLUSTRATION (Amounts shown are fictional.)
Total Value:
Cash and Equivalents                                               $  1,000,000
Aggregate Capitalized Value for Stabilized Hotels                   200,000,000
Aggregate Total Cost for Non-Stabilized Hotels                      200,000,000
Total Investments in and Advances to Joint Ventures                   2,000,000
Total Loans to Development Parties                                    2,000,000
Benefit under Letters of Credit for Joint Venture Capital            10,000,000
Contributions
                                                                   ------------
Total Value  (Sum A:F)                                             $415,000,000

Total Indebtedness:
Unsecured Debt                                                     $          0
Secured Debt - Borrowings Under the Credit Agreement               $110,000,000
Secured Debt - Facility Letters of Credit                          $ 10,000,000
Secured Debt - Other                                               $ 70,000.000
                                                                   ------------
Consolidated Total Indebtedness (Sum I:K)                          $190,000,000

Ratio of Consolidated Total Indebtedness to Total Value,
according to Method A  (L/G)                                               45.8%

                       Method B Leverage Ratio Calculation

         Method B shall be determined by dividing Consolidated Total Indebtedness of the Company and its Consolidated Subsidiaries by Total Value of the Company and its Consolidated Subsidiaries, adjusted to reflect the Company's proportional interests in the underlying assets and debt of Joint Ventures and adjusted to eliminate duplication in the manner illustrated below:

ILLUSTRATION (Amounts shown are fictional.)

Total Value as adjusted for Joint Ventures:
Cash and Equivalents                                                                           $   1,000,000
Aggregate Capitalized Value for Stabilized Hotels                                              $ 200,000,000
Aggregate Total Cost for Non-Stabilized Hotels                                                 $ 200,000,000
Total Investments in and Advances to Joint Ventures                                            $   2,000,000
Total Loans to Development Parties                                                             $   2,000,000
Benefit under Letters of Credit for Joint Venture Capital Contributions                           10,000,000
                                                                                               -------------
Total Value  (Sum A:F)                                                                         $ 415,000,000
Less Investments in and Advances to Joint Ventures (from Line D)                               $  (2,000,000)
Venture Value                                                                                  $   5,000,000
                                                                                               -------------
Total Value as Adjusted for Joint Ventures (G less H plus I)                                   $ 418,000,000

Total Indebtedness as adjusted for Joint Ventures:
Unsecured Debt                                                                                 $           0
Secured Debt - Borrowings Under the Credit Agreement                                           $ 110,000,000
Secured Debt - Facility Letters of Credit                                                      $  10,000.000
Secured Debt - Other                                                                           $  70,000,000
                                                                                               -------------
Consolidated Total Indebtedness  (Sum K:N)                                                     $ 190,000,000
Venture Indebtedness                                                                           $   3,000,000
                                                                                               -------------
Consolidated Total Indebtedness, Adjusted for Joint Venture Debt                               $ 193,000,000
          (O+P)
Ratio of Consolidated Total Indebtedness to Total Value, as adjusted for
Joint Ventures according to Method B  (Q/J)                                                             46.1%


The following are the adjustments to Total Value and Consolidated Total Indebtedness under Method B in a situation where Borrower is a 50% owner of a Joint Venture having a Hotel with a Capitalized Value of $10,000,000 and mortgage debt of $6,000,000. In this case, the Company carries as an asset its 50% equity interest at a value of $2,000,000, which amount is included in Total Value calculated under Method A.

         - For purposes of determining Total Value under Method B, Total Value as calculated under Method A shall be adjusted by deleting the Company's $2,000,000 carried equity interest in the Joint Venture.

         - For purposes of calculating Venture Value under Method B, Total Value as calculated under Method A shall be adjusted by adding the Company's Venture Value of $5,000,000. This Venture Value of $5,000,000 is determined by multiplying the $10,000,000 Capitalized Value of the Hotel owned by the Joint Venture by the Company's 50% interest in the Joint Venture.

         - For purposes of determining Consolidated Total Indebtedness under Method B, Consolidated Total Indebtedness as calculated under Method A shall be adjusted by adding the Company's Venture Indebtedness of $3,000,000. This Venture Indebtedness of $3,000,000 is determined by multiplying the Joint Venture's $6,000,000 mortgage debt by the Company's 50% interest in the Joint Venture.

With respect to Borrower's compliance with Section 7.01, the higher of the leverage ratios calculated in accordance with Method A and Method B shall govern, and the Borrower shall not be in default under this Section if the Ratio of Consolidated Total Indebtedness does not exceed 55% of Total Value under either Method A or Method B, as of each Measurement Date.

With respect to determining Borrower's Performance Pricing Level and Applicable Margin, the higher of the Leverage Ratios determined under Method A and Method B shall govern.

Notwithstanding the foregoing, the Borrower's Leverage Ratio calculated as described above may exceed 55%, provided the Leverage Ratio does not exceed 60%, for not more than two Measurement Dates occurring in calendar year 2002, provided the Borrower shall have complied with any request of the Agent or the Required Banks to encumber all of the Supplemental Borrowing Base Hotels as additional collateral for the Loans, as described in Section 3.01(d).

         SECTION 7.02. Maximum Unsecured Debt. The aggregate amount of Consolidated Total Indebtedness of the Company and its Consolidated Subsidiaries (exclusive of Consolidated Secured Debt and trade accounts payable and accruals arising in the ordinary course of business) shall not exceed $500,000 at any time.

         SECTION 7.03. Maximum Secured Debt. Consolidated Secured Debt of the Company and its Consolidated Subsidiaries, excluding Senior Revolving Debt, shall not exceed twenty-five percent (25%) of the Total Value (determined in accordance with Method A, set out in Section 7.01) as of each Measurement Date.

         SECTION 7.04. Minimum Interest Coverage. As of each Measurement Date, the ratio of Adjusted EBITDA to Interest Expense plus rent payments under Ground Leases for the preceding four Fiscal Quarters shall not be less than 2.50 to 1.

         SECTION 7.05. Minimum Fixed Charge Coverage. As of each Measurement Date, for the four preceding Fiscal Quarters, the ratio of (a) the sum of (i) Adjusted EBITDA plus (ii) all Ground Lease Expenses to (b) Fixed Charges shall not be less than 1.75 to 1.

         Notwithstanding the foregoing, the foregoing ratio may be less than
1.75 to 1, but not less than 1.65 to 1, for not more than two Measurement Dates occurring in calendar year 2002, provided the Borrower shall have complied with any request of the Agent or the Required Banks to encumber all of the Supplemental Borrowing Base Hotels specified by the Agent or the Required Banks as additional collateral for the Loans, as described in Section 3.01(d).

         SECTION 7.06. Minimum Consolidated Tangible Net Worth. The Company and its Consolidated Subsidiaries shall maintain at all times a minimum Consolidated Tangible Net

Worth of at least the Base Amount shown below, subject to increase as specified in the following sentence:

                  $165,000,000 through September 30, 2002,
                  $155,000,000 from October 1, 2002, through December 31, 2003,
                  $150,000,000 from January 1, 2004, through December 31, 2004

In addition, such Base Amount shall be increased by eighty-five percent of the net proceeds of any offerings of the Company's capital stock or partnership units occurring subsequent to the Second Amended and Restated Agreement Closing Date as valued in accordance with such offering. The computation of Consolidated Tangible Net Worth for purposes of this Section shall exclude losses on the sale of any Properties occurring after the Second Amended and Restated Closing Date, provided that up to an aggregate amount of $5,000,000 of such losses shall be excluded pursuant to this provision.

                                  ARTICLE VIII

                               DEFAULTS; REMEDIES

         SECTION 8.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

         (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within five Domestic Business Days after such interest shall become due, or shall fail to pay when due any amount due the Agent under the Letter of Credit Facility established pursuant to
Section 2.15 hereof, or shall fail to pay any fee or other amount payable hereunder within five Domestic Business Days after such fee or other amount becomes due; or

         (b) the Borrower shall fail to observe or perform any affirmative covenant contained in Article V, any negative covenant in Article VI, or any financial covenant in Article VII; or

         (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above) or under any of the other Loan Documents for thirty days after the earlier of (i) the first day on which the Borrower has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Agent; or

         (d) any representation, warranty, certification or statement made or deemed made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

         (e) the Borrower or any Subsidiary (specifically including the Special Purpose Entity) shall fail to make any payment in respect of Debt outstanding (other than the Notes but specifically including the Conduit Debt) when due or within any applicable grace period set out in the loan documents evidencing or securing such Debt; or

         (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or any Subsidiary (i) that individually is in excess of $5,000,000, or (ii) that in the aggregate is in excess of $10,000,000 (specifically including the Conduit Debt) (such Debt being hereinafter referred to as the "Cross-Default Debt") or the mandatory prepayment or purchase of such Cross-Default Debt (specifically including the Conduit Debt) by the Borrower (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or which enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Cross-Default Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

         (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing, or suspends business, or generally fails to pay its debts as such debts become due, or becomes insolvent, however evidenced; or

         (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, provided, however, such involuntary case or proceeding shall not constitute an Event of Default unless such involuntary case or proceeding remains undismissed or unstayed for a period of 60 days or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

         (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; or

         (j) one or more judgments or orders for the payment of money in an amount in excess of $100,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

         (k) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

         (l) the Company shall cease to be the sole general partner of the Partnership or any amendment to the partnership agreement of the Partnership shall be executed whereby the consent of limited partners is required for any action to be taken by the Partnership except as provided in the existing partnership agreement of the Partnership; or

         (m) the occurrence of any event, condition or act having a Material Adverse Effect.; or

         (n) a termination of Franchise Agreements involving seven percent (7%) or more of the aggregate number of rooms in hotels of the Borrower and its Subsidiaries, and (ii) termination of Franchise Agreements voluntarily by the lessee of the Borrower or its Subsidiary (as the case may be) where a substitute franchise agreement by a Pre-Approved Franchisor or by a Franchisor approved by all of the Banks is in effect; or

         (o) the Borrower shall fail to perform any of its obligations under a Completion Guaranty and, as a result thereof, a lawsuit or other proceeding is instituted against the Borrower. Notwithstanding the foregoing, the initiation of such a lawsuit or proceeding against the Borrower shall not constitute a default so long as (i) no final judgment in an amount in excess of $100,000 has been entered against the Borrower with respect to such Completion Guaranty and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days, and (ii) the Borrower is pursuing its legal remedies in challenging such a lawsuit or proceeding; or

         (p) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Company; or
(ii) as of any date a majority of the Board of Directors of the Company consists of individuals who were not either (A) directors of the Company as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Company of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Company of which a majority consisted of individuals described in clause (A) and individuals described in clause (B). In connection with (ii), replacement of any director who is retiring from service on the Board of Directors as a result of age or health shall be excluded from the calculation as to whether a "majority" meets such criteria.

         Then, and in every such event, the Agent shall (i) if requested by the Required Banks, by notice to the Borrower terminate the Commitments (specifically including, but not limited to, the Swing Line) and they shall thereupon terminate, (ii) if requested by the Required Banks, by notice to the Borrower, declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together with all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;

provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments (specifically including, but not limited to, the Swing Line) shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (iii) exercise any rights, powers and remedies under any of the Loan Documents. Notwithstanding the foregoing, the Agent shall have available to it all rights and remedies provided under the Loan Documents and in addition thereto, all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

         SECTION 8.02. Notice of Default. The Agent shall give notice to the Borrower of any Default under Section 8.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                   ARTICLE IX

                                    THE AGENT

         SECTION 9.01. Appointment, Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agent and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agent or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article IX are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Agent shall be


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

ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

         SECTION 9.02. Reliance by the Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         SECTION 9.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". The Agent shall give each Bank prompt notice of each non-payment of principal of or interest on the Loans, whether or not it has received any notice of the occurrence of such non-payment. The Agent shall (subject to Section 11.05) take such action with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         SECTION 9.04. Rights of Agent as a Bank; Rights of Agent to Lend. With respect to the Loans made by it, Wachovia in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity. The Agent may (without having to account therefor to any Bank) accept deposits from, lend money to, issue letters of credit on behalf of, engage in interest rate swap or derivative transactions with, and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

         SECTION 9.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         SECTION 9.06. Consequential Damages. THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 9.07. Payee of Note Treated as Owner. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 11.07(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

         SECTION 9.08. Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

         SECTION 9.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 9.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

         SECTION 9.10. Resignation or Removal of the Agent. Subject to the appointment and acceptance of a successor Agent as provided in this Section 9.10, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal,


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

the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

         SECTION 9.11. Intercreditor Agreement. The Banks have entered into an Intercreditor Agreement dated of even date herewith governing rights and responsibilities of the Agent to the Banks and certain obligations of the Agent. The Borrower acknowledges and agrees that it is not a third-party beneficiary of any provisions of the Intercreditor Agreement and is not entitled to rely thereon or enforce any provisions thereof. The Borrower also acknowledges that the Intercreditor Agreement may be amended by the Banks without prior notice to or approval by the Borrower. The Intercreditor Agreement and any such amendment, however, shall not waive or amend any provision of this Agreement to the contrary. The Agent shall provide the Borrower with a photocopy of the Intercreditor Agreement and any amendment thereto within 10 days after execution by all parties to such document.

                                    ARTICLE X

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

         SECTION 10.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:


         (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

         (b) the Required Banks advise the Agent that the London Interbank Offered Rate, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding the Euro-Dollar Loans for such Interest Period.

         The Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the Borrower notifies the Agent at least 1 Domestic Business Day before the date of any Borrowing of Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Loan.

         SECTION 10.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or


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

comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 10.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

         SECTION 10.03.  Increased Cost and Reduced Return.

         (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                  (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                  (iii) shall impose on any Bank (or its Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans; and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office)


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

                           of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

         (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

         (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         (d) The provisions of this Section 10.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

         SECTION 10.04. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 10.02 or (ii) any Bank has demanded compensation under Section 10.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

         (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans, shall be made instead as Base Rate Loans, as the Borrower may elect in the notice to such Bank through the Agent referred to herein above (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

         (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans and its Base Rate Loans instead.

         In the event that the Borrower shall elect that the provisions of this Section shall apply to any Bank, the Borrower shall remain liable for, and shall pay to such Bank as provided herein, all amounts due such Bank under Section
10.03 in respect of the period preceding the date of conversion of such Bank's Loans resulting from the Borrower's election.

         SECTION 10.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

         (a) any payment or prepayment (pursuant to Section 2.09, Section 2.10, Section 10.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an Interest Period for such Euro-Dollar Loan;

         (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

         (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02.

         Such compensation shall include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, provided any notice (other than a Notice of Borrowing) is also given by an alternative


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

method set out herein, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by reputable commercial courier for next day delivery, one day following the date such communication is deposited with such reputable courier, and (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article X shall not be effective until received.

         SECTION 11.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 11.03. Expenses; Documentary Taxes; Indemnification.

         (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Banks and the Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default or alleged hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Agent or any Bank, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

         (b) The Borrower shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

         (c) The Borrower shall indemnify the Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agent from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agent, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

         SECTION 11.04. Setoffs; Sharing of Set-Offs.

         (a) The Borrower hereby grants to each Bank, as security for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from such Bank to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, each Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

         (b) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Note held by the other Banks, and/or such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to a Note shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under a Note, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 11.05. Amendments and Waivers.

         (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by the Borrower and by each of the Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees payable to the Banks hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement, the Notes, or any other Loan Document, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans except where this Agreement or other Loan Documents explicitly entitle the Borrower to such a release, or
(viii) release any guaranty given to support payment of the Loans.

         (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

         SECTION 11.06. Margin Stock Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 11.07. Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

         (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) commitment fee is payable hereunder from the rate at which the Participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any guaranty given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article X with respect to its participation in Loans outstanding from time to time.

         (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit G, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank or an Affiliate of a Bank, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) the amount of the Commitment of the assigning Bank subject to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000 (or any larger multiple of $1,000,000), (iii) no interest may be sold by a Bank pursuant to this paragraph
(c) to any Assignee that is not then a Bank or an Affiliate of a Bank without the consent of the Borrower, which consent is within the sole and absolute discretion of the Borrower, provided, however, that upon the occurrence and continuation of an Event of Default, the consent of the Borrower shall not be required as to such an assignment, and (iv) a Bank may not have more than two Assignees that are not then Banks at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,000 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement (including, without limitation, the rights of a Bank under Section 2.03) to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to each of such Assignee and such transferor Bank.

         (d) Subject to the provisions of Section 11.08, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

         (e) No Transferee shall be entitled to receive any greater payment under Section 10.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 10.02 or 10.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         (f) Anything in this Section 11.07 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

         SECTION 11.08. Confidentiality. Each Bank agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 11.08.

         SECTION 11.09. Swap Obligations. Any Bank being a party to this Credit Agreement may engage in derivative transactions or interest rate swap transactions with respect to the Notes (the "Swap Obligations") with the Borrower or any Subsidiary. Any such Swap Obligations shall be secured by the Collateral; provided, however, in the absence of any agreement by the Banks to the contrary, such Swap Obligations may be satisfied from the Collateral only after all other obligations secured thereby have been satisfied.

         SECTION 11.10. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 11.07, the disposition of the Note held by that Bank shall at all times be within its exclusive control.

         SECTION 11.11. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document. It shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

         SECTION 11.12. Survival of Certain Obligations. Sections 10.03(a), 10.03(b), 10.05 and 11.03, and the obligations of the Borrower thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans.

         SECTION 11.13. North Carolina Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of North Carolina.

         SECTION 11.14. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         SECTION 11.15. Interest. In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to any Bank by the Borrower or inadvertently received by any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

         SECTION 11.16. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         SECTION 11.17. Defaulting Bank. Each Bank understands and agrees that if such Bank is a Defaulting Bank, then notwithstanding any provisions of this Agreement to the contrary, it shall not be entitled to vote on any matter requiring the consent of the Banks or to object to any matter requiring the consent of the Banks; provided, however, that all other benefits and obligations under the Loan Documents shall apply to such Defaulting Bank.

         SECTION 11.18. Consent to Jurisdiction. The Borrower (a) submits to personal jurisdiction in the State of North Carolina, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of North Carolina for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (c) agrees that service of process may be made upon it in the manner prescribed in Section 11.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

         SECTION 11.19. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.


                                 WINSTON HOTELS, INC., a North Carolina
                                 corporation


[CORPORATE SEAL]                 By: /s/ Brent V. West
                                    --------------------------------------------
                                          Vice President
Attest:

/s/ Brenda G. Burns
----------------------
Assistant Secretary

                                 Address:

                                 2626 Glenwood Avenue, Suite 200
                                 Raleigh, North Carolina 27608
                                 Attention: Robert W. Winston III
                                 Telecopy number: (919) 510-6832
                                 Telephone number: (919) 510-6010


                                 WINN LIMITED PARTNERSHIP, a North
                                 Carolina limited partnership (SEAL)

                                 By: WINSTON HOTELS, INC., a North
                                     Carolina corporation, its general partner


[CORPORATE SEAL]                     By: /s/ Brent V. West
                                         ---------------------------------------
                                                   Vice President
Attest:


/s/ Brenda G. Burns
---------------------
Assistant Secretary
                                 Address:

                                 2626 Glenwood Avenue, Suite 200
                                 Raleigh, North Carolina 27608
                                 Attention: Robert W. Winston III
                                 Telecopy number: (919) 510-6832
                                 Telephone number: (919) 510-6010

                            WACHOVIA BANK, N.A., as Agent


                            By: /s/ Steven B. Wood
                               -------------------------------------------
                            Title: Senior Vice President

 [CORPORATE SEAL]

                            For Routine Loan Transactions

                            Wachovia Bank, N.A.
                            191 Peachtree Street, N.E.
                            Atlanta, Georgia  30303-1757
                            Attention: Syndicate Services
                            Telecopy number: (404) 332-5019
                            Telephone number: (404) 332-4008



                            For All Other Matters

                            Wachovia Bank, N.A.
                            191 Peachtree Street, N.E.
                            Atlanta, Georgia  30303-1757
                            Attention: Steven B. Wood, Senior Vice President Telecopy number: (404) 332-4066
                            Telephone number: (404) 332-5671

$48,000,000.00                  WACHOVIA BANK, N.A.


                                By: /s/ Steven B. Wood
                                   --------------------------------------------
                                Title: Senior Vice President
[CORPORATE SEAL]

                                Lending Office

                                Wachovia Bank, N.A.
                                191 Peachtree Street, N.E.
                                Atlanta, Georgia  30303-1757
                                Attention: Steven B. Wood, Senior Vice President Telecopy number: (404) 332-4066
                                Telephone number: (404) 332-5671






$40,000,000.00                  BRANCH BANKING AND TRUST COMPANY


                                By: /s/ Richard E. Fowler
                                   --------------------------------------------
                                Title: Senior Vice President

[CORPORATE SEAL]

                                Lending Office

                                Branch Banking and Trust Company
                                434 Fayetteville Street Mall, Fifth Floor
                                Raleigh, North Carolina 27601
                                Attention: Richard E. Fowler
                                Telecopy number:  (919) 831-4067
                                Telephone number: (919) 831-4012

$22,000,000.00                              SOUTHTRUST BANK


                                            By: /s/ R. Bryan Moore
                                               --------------------------------
                                            Title: Vice President

[CORPORATE SEAL]


                                            Lending Office

                                            SouthTrust Bank
                                            5960 Fairview Plaza, Suite 203
                                            Charlotte, North Carolina 28210
                                            Attention: R. Bryan Moore
                                            Telecopy number: (704) 571-7586
                                            Telephone number: (704) 571-7591

$15,000,000.00                              RBC CENTURA BANK



                                            By: /s/ Robert E. Hammersley, Jr.
                                               --------------------------------
                                            Title: Bank Officer

[CORPORATE SEAL]


                                            Lending Office
                                            --------------
                                            RBC Centura Bank
                                            3201 Beechleaf Court, Suite 700
                                            Raleigh, North Carolina 27604-1051
                                            Attention: Robert E. Hammersley, Jr.
                                            Corporate Banking Officer
                                            Telecopy number: (919) 788-5515
                                            Telephone number: (919) 788-5416

         ------------

         TOTAL COMMITMENTS:
         $125,000,000.00

                                  SCHEDULE 4.04

               SCHEDULE OF EVENTS HAVING A MATERIAL ADVERSE EFFECT


         Since September 30, 2001, there have been no events having a "Material Adverse Effect" other than the adverse trends in room revenue due to events of September 11, 2001, and the correspondence decline in economic activity and travel.

                                  SCHEDULE 4.05

                        LITIGATION PENDING OR THREATENED

                                  SCHEDULE 4.08

                              EXISTING SUBSIDIARIES

Name of Subsidiary                                   Jurisdiction of Formation
------------------                                   -------------------------
Winston Manager Corporation                          Virginia
Winston SPE, LLC                                     Virginia
Barclay Hospitality Services, Inc.                   North Carolina

                                  SCHEDULE 4.11

                                      LIENS


         None.

                                                                     EXHIBIT A-1
                                                               FORM OF BANK NOTE

                            AMENDED AND RESTATED NOTE

$__________ [SPECIFY AMOUNT]                             Raleigh, North Carolina
                                                         as of December 19, 2001

         For value received, the undersigned, WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), and WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership") (the Company and the Partnership shall hereinafter be referred to, jointly and severally, as the "Borrower"), jointly and severally promise to pay to the order of ____________________________ [SPECIFY NAME OF BANK], A ___________________
[SPECIFY WHETHER A STATE BANK OR NATIONAL BANKING ASSOCIATION] (the "Bank"), for the account of its Lending Office, the principal sum of _________________________________ DOLLARS ($__________ ) [SPECIFY AMOUNT], or
such lesser amount as shall equal the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Bank Notes referred to in the Second Amended and Restated Syndicated Credit Agreement dated as of December 19, 2001, among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, and Wachovia Bank, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof. This Note amends and restates in its entirety that certain note dated January 15, 1999, executed by the Borrower and payable to the Bank.

         Time is of the essence of this Note. In the event all or any part of any installment due under the terms of this Note is delinquent for more than fifteen (15) days (excluding the final payment of principal and interest due on the Maturity Date), there shall be due to the Bank, in addition to the delinquent installment or part thereof and in order to compensate the Bank for extra costs and expenses caused by such late payment, a sum equal to four percent (4%) of the amount so delinquent.

         THIS NOTE MAY NOT BE CHANGED ORALLY AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.


         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal, by its duly authorized officers as of the day and year first above written.

                                        BORROWER:

                                        WINSTON HOTELS, INC., a North Carolina
                                        corporation


                                        By:
                                           ------------------------------------
                                                 Vice President

ATTEST:

------------------------------
Assistant Secretary

[CORPORATE SEAL]

                                      WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (SEAL)

                                      By: WINSTON HOTELS, INC., its sole general
                                          partner


                                             By:
                                                -------------------------------
                                                      Vice President
ATTEST:

------------------------------
Assistant Secretary

[CORPORATE SEAL]

                                                Note
                                   LOANS AND PAYMENTS OF PRINCIPAL
            -----------------------------------------------------------------------------
            Type        Interest Rate       Amount            Amount            Amount of
            of          of                  Principal         Principal         Maturity          Notation
Date        Loan(1)     Loan                Borrowed          Repaid            Date              Made By
----        -------     -------------       ---------         ---------         ---------         --------











-------------
(1)   I.e., a Base Rate or Euro-Dollar Loan

                                                                     EXHIBIT A-2
                                                               FORM OF TERM NOTE


                    AMENDED AND RESTATED TERM PROMISSORY NOTE

$__________ [SPECIFY AMOUNT]                             Raleigh, North Carolina
                                                         as of December 19, 2001

         For value received, the undersigned, WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), and WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership") (the Company and the Partnership shall hereinafter be referred to, jointly and severally, as the "Borrower"), jointly and severally promise to pay to the order of WACHOVIA BANK, N.A., as Agent for the Banks being parties to the Credit Agreement (hereinafter defined) (the "Agent"), for the account and pro rata benefit of the Banks being parties to the Credit Agreement, the principal sum of _________________________________ DOLLARS ($__________ ) [SPECIFY AMOUNT], on
the dates provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         This note is one of the Term Notes referred to in the Second Amended and Restated Syndicated Credit Agreement dated as of December 19, 2001, among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). This Term Note evidences indebtedness also evidenced by those certain Bank Notes described in the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof. This Note amends and restates in its entirety that certain note dated January 15, 1999, executed by the Borrower and payable to the Bank.

         Time is of the essence of this Note. In the event all or any part of any installment due under the terms of this Note is delinquent for more than fifteen (15) days (excluding the final payment of principal and interest due on the Maturity Date), there shall be due to the Agent, for the pro rata benefit of the Banks, in addition to the delinquent installment or part thereof and in order to compensate the Agent for extra costs and expenses caused by such late payment, a sum equal to four percent (4%) of the amount so delinquent.

         THIS NOTE MAY NOT BE CHANGED ORALLY AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.


         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal, by its duly authorized officers as of the day and year first above written.

                                        BORROWER:

                                        WINSTON HOTELS, INC., a North Carolina
                                        corporation


                                        By:
                                           -------------------------------------
                                                 Vice President
ATTEST:

------------------------------
Assistant Secretary

[CORPORATE SEAL]

                                        WINN LIMITED PARTNERSHIP, a North
                                        Carolina limited partnership  (SEAL)

                                        By:  WINSTON HOTELS, INC., its sole
                                             general partner


                                               By:
                                                  -----------------------------
                                                          Vice President
ATTEST:

------------------------------
Assistant Secretary

[CORPORATE SEAL]

                                                                       EXHIBIT B


                                   OPINION OF
                            COUNSEL FOR THE BORROWER

                                                                       EXHIBIT C


                                   OPINION OF
             WOMBLE CARLYLE SANDRIDGE & RICE, PLLC, SPECIAL COUNSEL
                                  FOR THE AGENT


           [Date as provided in Section 3.04 of the Credit Agreement]

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank, N.A.,  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757

Dear Ladies/Gentlemen:

         We have participated in the preparation of the Second Amended and Restated Syndicated Credit Agreement (the "Credit Agreement") dated as of December 19, 2001, among Winston Hotels, Inc., a North Carolina corporation (the "Company"), and WINN Limited Partnership, a North Carolina limited partnership (the "Partnership"), the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank, N.A., as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.04(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions, which Interpretive Standards are incorporated herein by this reference.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of North Carolina; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the

Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

         In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of North Carolina. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                        Very truly yours,

                                        WOMBLE CARLYLE  SANDRIDGE & RICE, PLLC



                                        By:
                                           ------------------------------------
                                                 Member

                                                                       EXHIBIT D

                               CLOSING CERTIFICATE
                                       OF
                          WINN LIMITED PARTNERSHIP AND
                              WINSTON HOTELS, INC.


         Reference is made to the Second Amended and Restated Syndicated Credit Agreement (the "Credit Agreement") dated as of December 19, 2001, among WINN Limited Partnership, a North Carolina limited partnership (the "Partnership"), Winston Hotels, Inc., a North Carolina corporation (the "Company") (the Company and the Partnership being collectively referred to as the "Borrower"), Wachovia Bank, N.A., as Agent and as a Bank, and the other Banks listed on the signature pages thereof. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 3.03(e) of the Credit Agreement, Brent West, the duly authorized Vice President of the Company, on its own behalf and as the general partner of the Partnership, hereby certifies to the Agent and the Banks that: (i) no Default has occurred and is continuing on the date hereof; (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date hereof; and (iii) that the Exhibits attached hereto are true and correct and fully represent the condition of the Borrower and the matters described therein.

         Certified as of the ___ day of December, 2001.

                              WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (SEAL)

                              By: WINSTON HOTELS, INC., a North Carolina corporation, its general partner


                                       By:
                                          ------------------------------------
                                                Vice President


                              WINSTON HOTELS, INC., a North Carolina
                              corporation


                              By:
                                 ---------------------------------------------
                                       Vice President

Exhibits to Closing Certificate

         D-1. Borrowing Base Values Certificate as of Second Amended and Restated Agreement Closing Date

         D-2. Certificate of Compliance; Calculation of Pricing Level; Determination of Leverage Ratio as of September 30, 2001.

                                                                       EXHIBIT E

                              WINSTON HOTELS, INC.

                        ASSISTANT SECRETARY'S CERTIFICATE


         The undersigned, Brenda G. Burns, Assistant Secretary of Winston Hotels, Inc., a North Carolina corporation (the "Company"), on behalf of the Company and on behalf of WINN Limited Partnership, a North Carolina limited partnership in which the Company is the general partner (the "Partnership"), (the Company and the Partnership being collectively referred to as the "Borrower") hereby certifies that she has been duly elected, qualified and is acting in such capacity as Assistant Secretary of the Company and that, as such, she is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Second Amended and Restated Syndicated Credit Agreement dated as of December 19, 2001, among the Borrower, Wachovia Bank, N.A., as Agent, as Agent, and the Banks listed on the signature pages thereof that:

         1. Attached hereto as Exhibit E-1 is a complete and correct copy of the Articles of Incorporation of the Company as in full force and effect on the date hereof as certified by the Secretary of State of the State of North Carolina, the Company's state of incorporation.

         2. Attached hereto as Exhibit E-2 is a complete and correct copy of the Bylaws of the Company as in full force and effect on the date hereof.

         3. Attached hereto as Exhibit E-3 is a complete and correct copy of the limited partnership agreement of the Partnership as in full force and effect on the date hereof.

         4. Attached hereto as Exhibit E-4 is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Company on December __, 2001, approving, and authorizing, on behalf of the Company and the Partnership, the execution and delivery of the Credit Agreement, the Notes (as such term is defined in the Credit Agreement) and the other Loan Documents (as such term is defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Company in connection therewith.

         5. Brent West, who as Vice President of the Company signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and his signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is his genuine signature.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the ____ day of December, 2001.


                                            --------------------------------
                                            Name:  Brenda G. Burns
                                            Title: Assistant Secretary,
                                            Winston Hotels, Inc.

                                                                       EXHIBIT F

                         FORM OF COMPLIANCE CERTIFICATE

                                                                       EXHIBIT G

                            ASSIGNMENT AND ACCEPTANCE
                         Dated ________________ __, 200_


         Reference is made to the Second Amended and Restated Syndicated Credit Agreement dated as of December 19, 2001 (together with all amendments and modifications thereto, the "Credit Agreement") among Winston Hotels, Inc., a North Carolina corporation (the "Company") and WINN Limited Partnership, a North Carolina limited partnership (the "Partnership") (the Company and the Partnership being collectively referred to as the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank, N.A., as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         ________________________________________________ (the "Assignor") and
____________________________________________ (the "Assignee") agree as follows:


         1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a ______% interest (which on the Effective Date hereof is $_______________) in the Assignor's Commitment and a ______% interest (which on the Effective Date hereof is $_______________) in the Loans owing to the Assignor a ______% interest in the Note held by the Assignor (which on the Effective Date hereof is $__________________).

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $_________________ and the aggregate outstanding principal amount of Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Agent exchange such Note[s] as follows: [a new Note dated _______________, ____ in the principal amount of _________________ payable to the order of the Assignee in the principal amount of $_______________ payable to the order of the Assignor and a Note dated ______________, ____ in the principal amount of $______________ payable to the order of the Assignee].

         4. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section
5.01 thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof,
(vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].(2)

         5. The Effective Date for this Assignment and Acceptance shall be _______________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent [and to the Borrower for execution by the Borrower](3).

         6. Upon such execution and acceptance by the Agent [and execution by the Borrower](2), from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Section 10.03 and Section 11.03 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

         7. Upon such execution and acceptance by the Agent [and execution by the Borrower], from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

         8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of North Carolina.



-------------------
(2) If the Assignee is organized under the laws of a jurisdiction outside the United States.

(3) If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective Date.

                                       [NAME OF ASSIGNOR]


                                       By:
                                          -------------------------------------
                                       Title:


                                       [NAME OF ASSIGNEE]


                                       By:
                                          -------------------------------------
                                       Title:


                                       Lending Office:

                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       Telecopy number:
                                                       ------------------------
                                       Telephone number:
                                                        -----------------------


                                       WACHOVIA BANK, N.A., as Agent


                                       By:
                                          -------------------------------------
                                       Title:

                                        BORROWER:(*)

                                        WINSTON HOTELS, INC., a North Carolina
                                        corporation


                                        By:
                                           ------------------------------------
                                                 Vice President



                                        WINN LIMITED PARTNERSHIP, a North
                                        Carolina limited partnership  (SEAL)

                                        By: WINSTON HOTELS, INC., its sole
                                            general partner


                                                 By:
                                                    ---------------------------
                                                          Vice President



-----------------

(*) If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective Date.

                                                                       EXHIBIT H
                               NOTICE OF BORROWING
                              WINSTON HOTELS, INC.

                                                                       EXHIBIT I


                    FORM OF BORROWING BASE VALUE CERTIFICATE

                                    EXHIBIT J
                               TO CREDIT AGREEMENT

                               CONDUIT DEBT HOTELS


1.       Comfort Suites, Orlando, Florida

2.       Comfort Inn, Charleston, South Carolina

3.       Courtyard by Marriott, Ann Arbor, Michigan

4.       Courtyard by Marriott, Wilmington, North Carolina

5.       Hampton Inn, Elmsford, New York

6.       Hampton Inn, Raleigh, North Carolina

7.       Hampton Inn, Perimeter, Georgia

8.       Hampton Inn, West Springfield, Massachusetts

9.       Hampton Inn, Charlotte, North Carolina

10.      Hampton Inn & Suites, Duluth, Georgia (Gwinnett)

11.      Homewood Suites, Cary, North Carolina

12.      Homewood Suites, Clearlake, Texas

13.      Quality Suites, North Charleston, South Carolina

14.      Residence Inn, Phoenix, Arizona



                                       1